UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A/A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement [First Amendment]

SPAR Group, Inc.

(Name of Registrant as Specified In Its Charter)

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This First Amendment to SPAR Group, Inc.'s Definitive Proxy Statement Filed with the SEC on July 13, 2021 (the "Original Proxy Statement"), is being filed to report 21,269,797 as the correct number of outstanding shares of SGRP Common Stock on the Record Date of June 16, 2021 (which was reported incorrectly under "Record Date and Voting" on page 2 in the Original Proxy Statement as filed with the SEC (but on page 1 of the printed Original Proxy Statement mailed to stockholders) and to add the choice to "abstain" to Proposal No. 4 on the proxy cards attached hereto. The proxy cards had been filed separately on July 14, 2021.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 12, 2021

To the Stockholders of SPAR Group, Inc.:

The 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") of SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation"), will be held virtually on Thursday, August 12, 2021, at 12:00 PM (noon), Eastern Time.  You are invited to attend the 2021 Annual Meeting virtually or by proxy (but not in person).  The 2021 Annual Meeting is being held for the following purposes:

1.       To reelect six Directors of SGRP (all incumbents on June 16, 2021) to serve on SGRP's Board of Directors (the "Board") during the ensuing year and until their successors are elected and qualified;

2.       To ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2021;

3.        To approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement (i.e., "say on pay");

4.        To select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one, two or three years (i.e., "say on frequency");

5.        To consider, ratify and approve the Board of Directors' adoption of the 2021 Stock Compensation Plan (See Proposal 5, below);

6.        To adjourn or postpone the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on June 16, 2021 will be entitled to notice of and to vote at the 2021 Annual Meeting or any adjournment or postponement thereof.

A copy of SGRP's Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission ("SEC") on March 31, 2021 (the "2020 Annual Report"), together with a letter to its stockholders from SGRP's Chief Executive Officer and President, is being mailed with this Notice but is not, and should not be considered to be, part of the attached Proxy Statement or other proxy soliciting material. However, that copy of the 2020 Annual Report does not contain the exhibits filed with it and does not contain the First Amendment to such Annual Report on Form 10-K/A as filed with the SEC on April 29, 2021 (the "2020 10-K Amendment").  However, the attached Proxy Statement contains substantially the same information as Items 10, 11, 12, 13 and 14 in the 2020 10-K Amendment.

By Order of the Board of Directors
/s/Fay DeVriese
Fay DeVriese Secretary, Treasurer and Chief Financial Officer

July 13, 2021
Auburn Hills, Michigan

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD VIRTUALLY ON AUGUST 12, 2021: THE PROXY STATEMENT IS AVAILABLE AT investors.sparinc.com/sec-filings. YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, OR CAST YOUR PROXY VOTES BY TELEPHONE OR INTERNET, AS PROVIDED IN THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE VIRTUALLY PRESENT AT THE MEETING. REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO MS. FAY DEVRIESE, SECRETARY, TREASURER AND CHIEF FINANCIAL OFFICER, AT THE OFFICES OF THE CORPORATION: SPAR GROUP, INC., 1910 OPDYKE COURT, AUBURN HILLS, MICHIGAN 48326.

SPAR GROUP, INC.
1910 Opdyke Court
Auburn Hills, Michigan 48326

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held on August 12, 2021

GENERAL INFORMATION

This Proxy Statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation", and together with its subsidiaries, "SPAR", "SPAR Group" or the "Company"), for use at the 2021 Annual Meeting of Stockholders (the "2021 Annual Meeting") to be held virtually on Thursday, August 12, 2021, at 12:00 PM (noon), Eastern Time. This Proxy Statement and the form of proxy to be utilized at the 2021 Annual Meeting were mailed or delivered to the stockholders of SGRP on or about July 19, 2021, together with a conformed copy (excluding exhibits) of SGRP's 2020 Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Annual Report"), as filed on March 31, 2021, with the SEC.  That conformed of the Annual Report does not contain the First Amendment to such Annual Report on Form 10-K/A as filed with the SEC on April 29, 2021 (the "2020 10-K Amendment"), adding new Parts 10, 11, 12, 13 and 14 from Form 10-K to such Annual Report (as so amended, the "Amended 2020 Annual Report"); However, this Proxy Statement contains substantially the same information as Items 10, 11, 12, 13 and 14 in the 2020 10-K Amendment, modified for certain resignations and other developments occurring after April 29, 2021.  On May 13, 2021, SGRP filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the "2021 Q1 Report").  All such filings are available on SGRP's website at investors.sparinc.com/sec-filings.

Information Regarding Virtual Attendance at 2021 Annual Meeting

This Proxy Statement concerns the 2021 Annual Meeting, which will be held virtually and not in person.  If you are a registered shareholder, you do not need to register to attend the annual Meeting virtually on the Internet.  Please follow the instructions on the notice or proxy card that you received.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.  To register to attend the 2021 Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your SGRP holdings along with your name and email address to Computershare at legalproxy@computershare.com.  Request for registration must be labeled as “Legal Proxy” and be received no later than 5:00 pm, Eastern Time, on August 9, 2021.  Further details and frequently asked questions regarding the 2021 Annual Meeting are available on the Company's Investor Relations website at https://investors.sparinc.com.

MATTERS TO BE CONSIDERED

The 2021 Annual Meeting has been called to: (1) reelect six Directors of SGRP (all incumbents at June 16, 2021) to serve on SGRP's Board of Directors (the "Board") during the ensuing year and until their successors are elected and qualified (see Proposal 1, below); (2) ratify, on an advisory basis, the appointment of BDO USA, LLP, as the independent registered accounting firm for the Corporation and its subsidiaries for the year ending December 31, 2021 (see Proposal 2, below); (3) approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement (i.e., "say on pay") (see Proposal 3, below); (4) select, on an advisory basis, whether the Corporation should request an advisory vote from its stockholders respecting compensation of the Named Executive Officers every one, two or three years (i.e., "say on frequency") (see Proposal 4, below); (5) consider, ratify and approve the Board of Directors' adoption of the 2021 Stock Compensation Plan (See Proposal 5, below); (6) adjourn or postpone the meeting.

RECORD DATE AND VOTING

The Board has fixed the close of business on June 16, 2021 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2021 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were 21,269,797 shares outstanding of SGRP's common stock, $0.01 par value (the "Common Stock"), and there were no shares outstanding of SGRP's series "A" preferred stock, $0.01 par value (the "Preferred Stock").

QUORUM AND VOTING REQUIREMENTS

Each stockholder of record is entitled to one vote for each share of Common Stock on any matter coming before the 2021 Annual Meeting. The holders of record of at least one-half of the outstanding shares of Common Stock entitled to vote at the 2021 Annual Meeting (10,634,899 shares) must be present at the 2021 Annual Meeting (virtually or by proxy) and will constitute a quorum for the transaction of business at the 2021 Annual Meeting. Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies, including shares with respect to which specific votes are withheld or inconclusive or abstentions, including "broker non-votes" (as discussed below), will be considered present at the 2021 Annual Meeting for purposes of determining a quorum.

Brokers holding shares of Common Stock for beneficial owners in "street name" must vote those shares according to any specific instructions they receive from the beneficial owner of the shares. However, brokers have discretionary authority to vote on "routine" proposals, (e.g., the vote to ratify the selection of the independent registered accounting firm), which means that a broker may vote on behalf of a beneficial owner for such "routine" proposals in the broker's discretion if the beneficial owner does not provide specific instructions to the broker. However, in the case of the Special Meeting, each of the proposals to be voted on by SGRP's stockholders of record is a "non-routine" proposal. Therefore, a broker may not vote on any proposal at the Special Meeting unless it receives specific instructions from the beneficial owner. A "broker non-vote" occurs when a broker does not vote on a particular proposal because the broker does not have discretionary voting authority for that particular proposal and has not received specific instructions from the beneficial owner or otherwise does not vote. Under applicable rules, if you hold your shares through a broker and do not instruct your broker how to vote with respect to each of the proposals to be voted on at the Special Meeting, your broker may not vote with respect to any such proposals.

To the greatest extent permitted by applicable law and SGRP's By-Laws (to the extent not inconsistent with applicable law), (i) proxies with no specific voting instructions on a matter (including broker non-votes and unchecked boxes) will be voted by the proxy agent as provided below (and when then voted are not considered Inconclusive Votes as defined below); (ii) inconclusive votes (i.e., multiple boxes checked, and the like) respecting any candidate or matter are not counted as votes "FOR" or "AGAINST" (each an " Inconclusive Vote"); (iii) Abstentions and Inconclusive Votes are considered a vote but not counted as votes cast with respect to any matter; and (iv) and consequently Inconclusive Votes and abstentions will have no effect on the vote on such matter.  Inconclusive Votes and abstentions do not affect any director removal since an affirmative majority of stockholder shares is required.

A majority of votes must be cast "FOR" a nominee at the 2021 Annual Meeting virtually or by proxy for the election of each nominee to serve as a director. Accordingly, any director receiving a majority of "AGAINST" votes is denied reelection and has agreed to immediately retire (see below). Abstentions and Inconclusive Votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

SGRP stockholders are not entitled to cumulate votes.  If there were cumulative voting, in a field of more than six nominees, the six nominees receiving the most votes would be elected as directors.

The affirmative vote (i.e., "FOR") of a majority of votes cast at the 2021 Annual Meeting virtually or by proxy is required to ratify, on an advisory basis, the selection of BDO USA, LLP as SGRP's independent registered accounting firm for the year ending December 31, 2021. Abstentions and Inconclusive Votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

The affirmative vote (i.e., "FOR") of a majority of votes cast at the 2021 Annual Meeting virtually or by proxy is required to approve, on an advisory basis, the compensation of the SGRP's Named Executive Officers. Abstentions and Inconclusive Votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

With respect to the vote on the frequency that SGRP holds the advisory vote on the compensation of the Named Executive Officers, the alternative (i.e., "one", "two" or "three" years) receiving the greatest number of votes virtually or by proxy shall be deemed approved on an advisory basis. Abstentions and Inconclusive Votes are not considered votes cast with respect to this matter, and consequently, will have no effect on the vote on this matter.

The affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy is required to ratify and approve the Board of Directors' adoption of the 2021 Stock Compensation Plan.

To the greatest extent permitted by applicable law and SGRP's By-Laws (to the extent not inconsistent with applicable law), all proxies that are properly completed, signed and returned (or registered, completed, authenticated and submitted if by telephone or internet) prior to the 2021 Annual Meeting will be voted in accordance with the specific directions made thereon or, in the absence of directions: (a) for the reelection of all nominees named herein and serving as a director on June 16, 2021, to serve as directors (see Proposal 1, below); (b) in favor of the proposal to ratify, on an advisory basis, the appointment of BDO as the Company's independent registered accounting firm (see Proposal 2, below); (c) in favor of the proposal to approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in "Executive Compensation" below (see Proposal 3, below); (d) in favor of "One Year" respecting the proposal to select, on an advisory basis, whether the Corporation should obtain an advisory vote from its stockholders respecting executive compensation every one, two or three years (see Proposal 4, below); and (e) in favor of the proposal to approve the Board of Directors’ adoption of the 2021 Stock Compensation Plan (see Proposal 5, below).

Management does not intend to bring before the 2021 Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the 2021 Annual Meeting. If any other matters or motions come before the 2021 Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions to the greatest extent permitted by applicable law, including any matter dealing with the conduct of the 2021 Annual Meeting. Proxies may be revoked at any time prior to their exercise (1) by written notification to the Secretary of SGRP at SGRP's principal executive offices located at 1910 Opdyke Court, Auburn Hills, Michigan 48326, (2) by delivering a duly executed proxy bearing a later date, or (3) by the stockholder virtually attending the 2021 Annual Meeting and voting his or her shares electronically.

PROXY STATEMENT PROPOSALS

YOU HAVE A VOTE, WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY

WITH RESPECT TO THE FOLLOWING PROPOSALS TO BE VOTED UPON AT THE 2021 ANNUAL MEETING.

PROPOSAL 1 – ELECTION OF DIRECTORS

Six Directors are to be elected at the 2021 Annual Meeting to serve on SGRP's Board of Directors (the "Board") until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

The nominees for election as a Director are Mr. William H. Bartels, Mr. Peter W. Brown, Mr. Panagiotis ("Panos") N. Lazaretos, Mr. Robert G. Brown, Mr. James R. Brown, Sr., and Mr. Michael R. Matacunas.  The age, principal occupation and certain other information respecting each nominee are stated under the caption The Board of Directors of the Corporation, below. The nominees were approved and nominated by the Governance Committee (see below) and nominated by a majority of the Board's independent directors (as required by Nasdaq Rules) at a meeting on April 27, 2021.  Any permanent change in Board size would require the approval of the Corporation's stockholders.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors and Board Size, below.

In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of each of the nominees.

Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director of SGRP if elected. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by SGRP. Management has no present knowledge that any of the persons named will be unable to serve.

No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. Except as set forth below, none of the nominees has any family relationship to any other nominee or to any executive officer of the Corporation. However, Mr. Michael R. Matacunas is an Executive and Officer of SGRP, Mr. James R. Brown, Sr. is the father of Mr. Peter W. Brown and brother of Mr. Robert G. Brown, and Mr. Peter W. Brown is the nephew of Robert G. Brown (who is a Director, Chairman of Board, and a significant stockholder of SGRP).  Mr. Bartels is also a significant stockholder of SGRP.  Together Mr. Brown and Mr. Bartels beneficially own a majority of SGRP's common stock.  Please see Termination of their 13D Control Group by Robert G. Brown and William H. Bartels, below.

As provided in the Restated By-Laws pursuant to the Settlement (see 2019 Restated By-Laws, below), each Director has signed and delivered to the Corporation a written irrevocable letter of resignation and retirement (which shall constitute an irrevocable resignation for purposes of DGCL Section 141(b)), pursuant to which the departing Director shall be deemed to have retired for all purposes (including all plans and other benefits, but excluding indemnification and severance rights) which letter shall be effective as and when, and effective upon, such person failing to be re-elected by the required majority affirmative vote of the voting stockholders at which such person is subject to re-election.  Accordingly, that retirement could be triggered if a majority of the votes are "no", and a majority of the voting stockholders have the power to together vote "no" and effectively remove any Director.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL 2 — RATIFICATION, ON AN ADVISORY BASIS, OF THE APPOINTMENT OF

BDO USA, LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE

CORPORATION AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2021.

The Audit Committee of the Board on April 19, 2021 has appointed BDO USA, LLP ("BDO"), an independent registered accounting firm, as the Company's independent registered accounting firm to audit the consolidated financial statements of the Company for its year ending December 31, 2021, subject to the Audit Committee's review of the final terms of BDO's engagement and plans for their audit. BDO audits certain foreign subsidiaries of SGRP through BDO's affiliates in those countries. A resolution will be submitted to stockholders at the 2021 Annual Meeting for the ratification of such appointment on an advisory (i.e., non-binding) basis. Stockholder ratification of the appointment of BDO or anyone else for non-audit services is not required and will not be sought.

BDO has served as the Company's independent registered accounting firm since October 2013.

Audit Fees

The aggregate fees billed to us for professional accounting services by BDO USA, LLP, including the audit of our annual financial statements for the years ended December 31, 2019 and 2018, are set forth in the table below (amounts in thousands):

	2020	2019
Audit fees	$625	$614
Audit-related fees	45	44
Tax fees	157	129
Total	$827	$787

For purposes of the preceding table professional fees are classified as follows:

●

Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent registered accounting firm in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent registered accounting firm in connection with statutory and regulatory filings or engagements.

●

Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements. Audit related fees in the above table represent fees for a 401(k) audit and fees for a stand-alone audit of a subsidiary requested by the Company.

●

Tax fees — These are fees for all professional services performed by professional staff in our independent registered accounting firm's tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

Since the Audit Committee's formation in 2003, as required by applicable law and Nasdaq rules, each audit-related or tax or other non-audit service performed by the Company's independent registered accounting firm either: (i) was approved in advance on a case-by-case basis by SGRP's Audit Committee; or (ii) fit within a pre-approved "basket" of audit-related or tax and other non-audit services of limited amount, scope and duration established in advance by SGRP's Audit Committee. In connection with the standards for independence of the Company's independent registered accounting firm promulgated by the SEC, the Audit Committee considers (among other things) whether the provision of such services would be compatible with maintaining the independence of the Company's registered independent accounting firm.

Anticipated Attendance by BDO USA, LLP at the 2021 Annual Meeting

BDO has indicated to the Corporation that it intends to have representatives available, virtually, during the 2021 Annual Meeting who will respond to appropriate questions. These representatives will have the opportunity to make a statement during the meeting if they so desire.

Advisory Vote

A resolution will be submitted to stockholders at the 2021 Annual Meeting for the ratification, on an advisory basis, of the Audit Committee's appointment of BDO as the Company's independent registered accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2021. The affirmative vote of a majority of the votes cast at the 2021 Annual Meeting in person or by proxy will be required to adopt this resolution. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise. Abstentions will have no effect on the outcome of the vote on this proposal. We do not expect any broker non-votes on this proposal because brokers have discretion under applicable rules to vote uninstructed shares on this proposal. In any event, broker non-votes will have no effect on the outcome of this proposal.

In the 2020 Annual Meeting of Stockholders, with 1,025,232 votes for, 6,904,173 votes against, and 4,767,787 votes abstaining, the Corporation's stockholders disapproved, on an advisory basis, the appointment of BDO as the independent registered accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2020, as disclosed in the 2020 Proxy Statement.  The Corporation's Audit Committee did not change the Company's auditors for the year ending December 31, 2020.  Management believes the disapproval votes reflected the dissatisfaction of the Majority Stockholders respecting the Company's rejection of the March 2020 Claim and related claims.  See SBS Bankruptcy, Settlement and March 2020 Claim in Note 6 to the Consolidated Financial Statements in the 2020 Annual Report as updated in Note 8 to the Consolidated Financial Statements in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on May 13, 2021 (the "2021 Q1 Report").

If the advisory resolution ratifying BDO as the Company's independent registered accounting firm is adopted by the stockholders, the Audit Committee and Board nevertheless retain the discretion to select a different independent registered accounting firm should they subsequently conclude that doing so is in the Company's best interests. Any such future selection need not be submitted to a vote of stockholders.

If the stockholders do not ratify the appointment, on an advisory basis, of BDO, or if BDO should decline to act or otherwise become incapable of acting, or if BDO's engagement with SGRP is discontinued, SGRP's Audit Committee will appoint another independent registered accounting firm to act as the Company's independent registered accounting firm for the year ending December 31, 2021 (which may nevertheless be BDO should the Audit Committee subsequently conclude that BDO's appointment is in the Company's best interests).

THE AUDIT COMMITTEE AND A MAJORITY OF THE BOARD OF DIRECTORS EACH BELIEVE THAT THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021, IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND EACH RECOMMENDS YOU VOTE ON AN ADVISORY BASIS "FOR" APPROVAL THEREOF. PROXIES WILL BE VOTED FOR THIS PROPOSAL UNLESS OTHERWISE SPECIFICALLY INDICATED.

PROPOSAL 3 -- ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") added Section 14A to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Corporation provide its stockholders with the opportunity to vote to approve, on a nonbinding advisory basis, the compensation of the Corporation's Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. For clarity, the Named Executive Officers are only Michael R. Matacunas, the Corporation's Chief Executive Officer, Fay DeVriese, the Corporation's Chief Financial Officer, Kori G. Belzer, the Corporation's Chief Operating Officer, Gerard Marrone, the Corporation's Chief Revenue Officer (who retired effective June 15, 2021) and Steven J. Adolph, the Corporation's President International (who resigned effective April 23, 2021) and the term does not include any of the other persons listed below in Executive Compensation.

Compensation Policy

The Corporation believes that its compensation packages should: (i) attract and retain quality directors, executives and employees; (ii) provide total compensation competitive with similar companies; (iii) reward and reinforce the attainment of the Corporation's performance objectives; and (iv) align the interests of its directors, executives and employees with those of its stockholders (the "Corporation's Compensation Objectives"). The Compensation Committee oversees the existing and proposed compensation plans, policies and practices of the Corporation, reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, and reviews and approves all director and executive officer compensation, to endeavor to meet the Corporation's Compensation Objectives.

The Corporation believes that the interests of its executives should be closely aligned with those of its stockholders. The Corporation's executive compensation program has three primary elements, which are fixed base salaries, annual performance-based bonuses and long-term equity incentive awards. In balancing these elements, the Corporation endeavors to strike an appropriate balance among the Corporation's annual performance, its long-term growth objectives, its ability to attract and retain qualified executive officers and the expense of such compensation. The Corporation believes it should compensate executives for their individual work and achievements, which it endeavors to do through the salaries and individual discretionary bonuses described below. In addition, the Corporation rewards executives for their contributions to the Corporation's achievement of short-term business objectives and operational and performance goals, through the annual cash and stock-based incentive bonuses described below. Grants of restricted stock, stock options and other stock-based awards under the Corporation's 2021 Plan, 2020 Plan and 2018 Plan (defined and described below) are incentives for each executive to make long-term contributions to the value of the Corporation. The Corporation considers all elements of compensation when determining the total salaries and incentives for its executives, but once determined for a particular year such elements are generally independent of each other (e.g., salary will not be affected by the size of bonuses or value of stock-based awards).

Determining Compensation

Each year the Compensation Committee receives compensation recommendations for base salary, bonuses and possible stock-based awards for its non-CEO Named Executive Officers from the Corporation's Chief Executive Officer, and carefully reviews and (to the extent they deem appropriate) adjusts them before approving them. These recommendations are developed by management through employee evaluations, development of business goals and input from its executives. The Corporation also provides a stock purchase plan, 401(k) plan, healthcare plan and certain other benefits to all of the Company's employees (including its executives). In addition, certain executives are party to severance agreements discussed below. The Corporation believes that it pays competitive compensation packages that allow it to attract and retain quality executives.

In setting base salaries, the Corporation considers individual performance (including the satisfaction of duties and accomplishment of previously established short-term and long-term objectives) and various subjective criteria (including initiative, dedication, growth, leadership and contributions to overall department and corporate performance).

The Corporation's Named Executive Officers are eligible for annual cash and stock-based award bonuses based upon their individual performance, and the Corporation's achievements of certain specific operating results.  During or before the beginning of each year the Corporation's Chief Executive Officer and the Compensation Committee establish bonus criteria for each of those officers based principally on the Corporation's achievement of specific performance goals during the year. The type of goal, thresholds and awards may vary among the executives based on their specific area of expertise and responsibilities. However, each goal is specifically designed to generate additional profit, increase revenue or otherwise increase stockholder value. Ranges are generally specified for the goals with corresponding cash and stock-based award bonuses specified for achievement. If a specified level for a goal is achieved, as determined by the Corporation and reviewed by the Compensation Committee, the applicable executives are entitled to the corresponding cash and stock-based award bonuses. All Named Executive Officer bonus plans are recommended by the Corporation's Chief Executive Officer and reviewed and approved by the Compensation Committee.

Please see "EXECUTIVE COMPENSATION" below for the compensation and benefits received by the Corporation's Named Executive Officers during 2019.

Advisory Vote

The vote on Proposal 3 is advisory, which means that the vote on the compensation of the Named Executive Officers is not binding on the Corporation, the Board or its Compensation Committee. The vote on this proposal is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Corporation's Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against the Corporation's Named Executive Officers' compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the Corporation's stockholders' concerns.

Accordingly, the Corporation asks its stockholders to vote on the following resolution at the 2021 Annual Meeting:

"RESOLVED, that the Corporation's stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure."

In the 2020 Annual Meeting of Stockholders, with 255,606 votes for, 7,728,815 votes against, and 4,712,771 votes abstaining, the Corporation's stockholders disapproved, on an advisory basis, the 2019 executive compensation disclosed in the 2020 Proxy Statement.  Management believes the disapproval votes reflected the dissatisfaction of the Majority Stockholders respecting the Company's determination of the 2019 bonuses earned by those executives.  No 2020 executive bonus plan was ever adopted for 2020.

THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS EACH RECOMMENDS YOU VOTE ON AN ADVISORY BASIS "FOR" THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 - ADVISORY VOTE ON WHETHER THE CORPORATION

SHOULD REQUEST AN ADVISORY VOTE FROM ITS STOCKHOLDERS RESPECTING

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY ONE, TWO OR THREE YEARS

As a result of the Dodd-Frank Act, Section 14A of the Exchange Act requires that the Corporation provide its stockholders with the opportunity to vote, on a nonbinding advisory basis, for their preference as to how frequently they vote in the future on the compensation of the Corporation's Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC. Although it is not required to do so, the Corporation currently intends to hold this "frequency vote" every year.

The Corporation's stockholders may indicate whether they would prefer to conduct future advisory votes on the compensation of the Named Executive Officers once every one, two, or three years. Stockholders also may abstain from casting a vote on this proposal.

The Board has determined that an annual advisory vote on the compensation of the Named Executive Officers will permit the Corporation's stockholders to provide direct input each year on the Corporation's executive compensation philosophy, policies and practices as disclosed in this Proxy Statement, which is consistent with the Corporation's efforts to engage in an ongoing dialogue with the its stockholders on the compensation of the Named Executive Officers.

This vote is advisory, which means that this frequency vote on the compensation of the Named Executive Officers is not binding on the Corporation, the Board or its Compensation Committee. The Corporation recognizes that the stockholders may have different views as to the best approach for the Corporation, and therefore the Corporation looks forward to hearing from the stockholders as to their preference on the frequency that the Corporation should hold an advisory vote on the compensation of the Named Executive Officers.

The Board and its Compensation Committee will consider the outcome of the frequency vote. However, when considering the frequency of future advisory votes on the compensation of the Named Executive Officers, the Board and its Compensation Committee may decide that it is in the best interests of the Corporation's stockholders and the Corporation to hold an advisory vote on the compensation of the Named Executive Officers more or less frequently than the frequency receiving the most votes cast by the Corporation's stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years or three years (or abstain) when voting in response to the resolution set forth below.

The proxy card provides stockholders with the opportunity to choose among four options (to hold the compensation vote every one, two or three years, or to abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS EACH RECOMMENDS YOU VOTE ON AN ADVISORY BASIS FOR "ONE YEAR" AS THE PREFERRED FREQUENCY FOR THE OPTION OF HOLDING THE ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL 5 – RATIFICATION AND APPROVAL OF THE BOARD OF DIRECTORS' ADOPTION OF THE 2021 STOCK COMPENSATION PLAN

Background

At the May 2018 annual meeting of stockholders, the stockholders approved the 2018 Stock Compensation Plan of SPAR Group, Inc. (the " 2018 Plan"). At the January 2021 special meeting of stockholders, the stockholders approved the 2020 Stock Compensation Plan of SPAR Group, Inc. (the " 2020 Plan"). No new Awards can be issued under the 2018 Plan or 2020 Plan.  Awards granted prior to the end the final term of the 2018 Plan or 2020 Plan shall continue to be governed by the 2018 Plan or 2020 Plan, respectively (which Plans shall continue in full force and effect for that purpose).

2021 Plan:

On June 4, 2021, the Board's Compensation Committee (the "Compensation Committee") approved and recommended, and on June 4, 2021, the Board authorized and approved the revised proposed 2021 Stock Compensation Plan of SPAR Group, Inc. (the "2021 Plan") to be submitted to the Corporation's stockholders for ratification and approval. If ratified and approved by the Corporation's stockholders, the 2021 Plan will become effective immediately upon stockholder approval (the "2021 Plan Effective Date"), and the 2021 Plan will govern all NQSOs and RSUs (as defined below) issued thereafter. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the 2021 Plan.

At the Annual Meeting, the Corporation's stockholders will be asked to ratify and approve the 2021 Plan of SPAR Group, Inc. (the "2021 Plan"):  (a) for a  ten-month term from the 2021 Plan Effective Date (as defined below) through May 31, 2021 (the "2021 Period"); (b) provide for the issuance of NQSOs and RSUs awards respecting shares of SGRP's Common Stock ("SGRP Shares") covering up to a total of 400,000 shares ("Maximum Award") under the 2021 Plan ("New Awards") to, in or otherwise respecting its Common Stock ("New Award Shares") so long as the New Award Shares covered by each proposed New Award or group of New Awards in the aggregate (NQSOs plus RSUs) do not at the time of the proposed issuance exceed the Maximum Award and the RSU component does not exceed 150,000 New Award Shares.

Under the 2021 Plan, the Corporation (through its Compensation Committee with Board approval) may from time-to-time grant Awards in the form of nonqualified stock options ("NQSOs"), respecting SGRP Shares to the specified executives and employees and directors of the Corporation and its subsidiaries (collectively, the "Company").  However, unlike the 2008 Plan and 2018 Plan, the 2021 Plan does not permit the granting of incentive stock options ("ISOs"), stock appreciation rights based on SGRP Shares ("SARs"), restricted SGRP Shares ("Restricted Stock"), or restricted stock units based on SGRP Shares ("RSUs").

As of February 4, 2021, there were Awards respecting 565,000 shares of SGRP's Common Stock that had been granted under the 2020 Plan (all of which remained outstanding), there were Awards respecting 600,000 shares of SGRP's Common Stock that had been granted under the 2018 Plan (365,000 of which remained outstanding), and Awards respecting 1,085,812 shares of SGRP's Common Stock remain outstanding under the 2008 Plan.  After May 1, 2021, no further grants can be made under the 2020 Plan respecting shares of SGRP's Common Stock.  After May 31, 2019, the 2018 Plan ended and no further grants can be made under the 2018 Plan respecting shares of SGRP's Common Stock.  As of September 2019, there were no Awards available for grant under the 2008 Plan.

Nasdaq Rules permit the grant of options, RSUs and other stock-based awards outside of stockholder approved plans to induce executives to accept employment with the Corporation.  Such inducement awards require Board approval, but do not require stockholder approval, and the Corporation has made inducement awards of stock options and RSUs.   See Inducement Stock Award Summary, below.

Summary of the 2021 Plan

The 2021 Plan, 2020 Plan and 2018 Plan and information regarding options, stock appreciation rights, restricted stock and restricted stock units granted thereunder are summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the 2021 Plan, which is attached as  Appendix A to and is hereby incorporated by reference into this Proxy Statement the full text of the 2020 Plan, which is hereby incorporated by reference into this Proxy Statement from SGRP's Proxy Statement filed with the SEC on Dec 10, 2020, and the full text of the 2018 Plan, which is hereby incorporated by reference into this Proxy Statement from SGRP's Current Report on Form 8-K as filed with the SEC on May 8, 2018. Unless again amended and extended (as approved by SGRP's stockholders), the 2021 Plan terminates on May 31, 2022, and thereafter no further Awards may be made under it unless additional time and shares are added to it in an amendment approved by the Board and stockholders. Awards granted prior to May 31, 2022 shall continue to be governed by the 2021 Plan (which 2021 Plan shall continue in full force and effect for that purpose).

Awards can no longer be granted under the 2020 Plan or 2018 Plan.

The term of the 2021 Plan will commence upon stockholder approval and end on May 31, 2022, and no Award may be granted thereafter, unless an extension of such initial term is approved by stockholders of the Corporation if and as required pursuant to the 2021 Plan and Applicable Law.

All Awards issued under the 2020 Plan, 2018 Plan, 2008 Plan, 2000 Plan and 1995 Plan (collectively, the "Prior Plans") and still outstanding on the 2021 Plan Effective Date  respecting the covered shares of Common Stock shall continue to be governed by the Prior Plans, other than to the extent Awards issued under the Prior Plans have been exercised or the end of applicable vesting or similar restrictions have been reached, and except as Awards issued under the Prior Plans may otherwise be modified under the 2021 Plan.

Subject to the terms and conditions and within the limitations of the 2021 Plan, the Compensation Committee's Charter, applicable exchange rules and applicable law, the Compensation Committee shall have the power and authority to recommend to the Board for Board approval: (i)  the persons who shall be granted Awards under the 2021 Plan; (ii) when they shall receive Awards and the applicable grant dates; (iii) whether an Award granted to an employee shall be a NQSO and/or a RSU; (iv)  the standard term of each Award, including any provisions for early termination or forfeiture; (v) the method or formula for determining: (A) the date each option shall become exercisable or restrictions on RSUs shall lapse (i.e., the Award will vest); (B) whether an Award shall be exercisable or vest in whole or in installments; and (C) if in installments: (1) the number of shares of Common Stock to be subject to each installment; (2) whether the installments shall be cumulative; and (3) the date each installment shall become exercisable or vest and the term of each installment; (vi) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the method or formula for determining the dates when future installments of the exercise price shall become due and the amounts of such installments; (vii) the form of payment of the exercise price for any option; (viii) the method or formula for determining the exercise price of each option; (ix) the fair market value of a share of Common Stock for all purposes of the 2021 Plan; (x) whether and under what conditions to subject the exercise or vesting of all or any portion of an Award to the fulfillment of certain restrictions or contingencies, including (without limitation) restrictions or contingencies relating to: (A) entering into a covenant not to compete with any SGRP company; (B) financial objectives for the Corporation, any of its Subsidiaries, a division, a product line or other category; and/or (C) the period of continued employment or consulting of the Awardee with any SGRP company, and in each case to determine whether such restrictions or contingencies have been met; (xi) the method or formula for determining the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts with respect to any Award; (xii) whether to cancel or modify an Award either with or without the consent of the Awardee or as provided in the Contract, provided, however, that any modified provision is permitted to be included in an Award granted under the 2021 Plan on the date of the modification; (xiii) how to construe the respective Contracts and the 2021 Plan; and (xiv) the policies, rules and regulations relating to the 2021 Plan and how and when to prescribe, amend and rescind the same.

The 2021 Plan (upon approval) will set and limit the maximum number of shares of Common Stock that may be issued pursuant to Awards made under the 2021 Plan to the 2021 Maximum during the 2021 Period, subject to adjustment as provided in the 2021 Plan (see below).

The Board and Compensation Committee have recommended ratification and adoption of the 2021 Plan as an important tool in equity-based compensation. See EXECUTIVE COMPENSATION, DIRECTORS AND OTHER INFORMATION - Stock Based Compensation Plans, below.

The employees, officers and directors of the Company (collectively, the "Participants") under the 2021 Plan may be (and under the 2018 Plan may have been) granted certain Equity Compensation Awards based on SGRP Shares ("Awards"). There are approximately 828 employees, officers and directors of the Company who currently meet the eligibility requirements to participate in the 2021 Plan if it is approved by SGRP's stockholders.

Like the 2020 Plan and the 2018 Plan, the 2021 Plan will permit the granting of Awards consisting of non-qualified options to purchase shares of SGRP Shares Common Stock ("NQSOs" or "Options"). Like the 2018 Plan and 2008 Plan (but unlike the 2020 Plan), the 2021 Plan will permit granting of both NQSOs and RSUs.  However, unlike the 2018 Plan and 2008 Plan (but like the 2020 Plan), the 2021 Plan will NOT permit granting Options that qualify under Section 422 of the United States Internal Revenue Code of 1986 as amended (the "Code") for treatment as incentive stock options ("Incentive Stock Options" or "ISOs"), stock appreciation rights based on SGRP Shares ("SARs"), or restricted SGRP Shares ("Restricted Stock").

The SGRP Shares that may be covered by the New Awards issued under the 2021 Plan are all subject to the 2021 Maximum as noted above.

Purpose of the 2021 Plan

The purpose of the 2021 Plan is to promote the interests of the Corporation and its stockholders by providing stock-based incentives to certain employees, officers and directors.  Under the 2021 Plan, the mutuality of interest between those participants and the Corporation is strengthened because they have a proprietary interest in pursuing the Corporation's medium-term (e.g., five years) growth and financial success. In addition, by allowing participation in the Corporation's success over the five-year Option terms, the Corporation is better able to attract, retain and reward quality employees, officers and directors. In selecting the participants to whom Awards may be granted, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Corporation and recommendations of supervisors.

Shares Available and Reserved

The 2021 Plan limits the number of shares of SGRP Shares that may be issued pursuant to Awards made thereunder (the "2021 Plan Availability") to the remainder of: (a) to the 2021 Maximum; minus (b) the sum at such time of the number of shares of Common Stock covered by all then outstanding New Award Shares granted during the 20-21 Period under the 2021 Plan (including the new Awards to directors described above). The 2021 Maximum and 2021 Plan Availability are subject to certain adjustments that may be made by the Compensation Committee of the Board upon the occurrence of certain changes in the Corporation's capitalization or structure. The 2021 Plan provides that new SGRP Shares are automatically authorized and reserved for issuance upon the grant and issuance of each Award in the amount of the applicable shares covered.

Nasdaq Rules permit the grant of options, RSUs and other stock-based awards outside of stockholder approved plans to induce executives to accept employment with the Corporation.  Such inducement awards require Board approval, but do not require stockholder approval.   See Inducement Stock Award Summary, below.

Awards

Future Participants in the 2021 Plan (upon approval) and the amounts of their future allotments will be recommended by the Compensation Committee and determined by the Board in its discretion subject to any restrictions in the 2021 Plan or the applicable individual written agreement containing the Award terms (the "Contract").

Option Awards under the 2021 Plan expire on the fifth anniversary of grant or sooner as provided in the 2021 Plan, whether or not vested.  Once vested under the 2021 Plan, RSU Awards do not expire.  Under the 2021 Plan: (i) each stock option Award must vest over a four (4) year period following the date of grant in four (4) equal amounts annually starting on the first anniversary of the grant date; (ii) any RSU Award granted to an employee shall vest over a three (3) year period following the date of grant annually in three (3) equal amounts starting on the first anniversary of the RSU grant date; and (iii) any RSU Award granted to a Director shall vest over a one (1) year period following the date of grant in four (4) equal amounts quarterly with one installment vesting at the end of each three (3) month period following the date of the RSU grant date.

The terms of future awards consistent with the 2021 Plan will be recommended by the Compensation Committee and determined by the Board in its discretion, subject to any restrictions in the 2021 Plan and the Code. The terms may be different for the same or similar Awards or Participants. No SARs or RSUs were issued under the 2008 Plan or 2018 Plan. Restricted Stock Awards granted under the 2008 Plan and 2018 Plan generally vested over four years (i.e., one fourth per year of service after the grant date).  Option Awards granted under the 2008 Plan and 2018 Plan were generally Non-Qualified Options, generally vested over four years (i.e., one fourth per year of service after the grant date), had ten-year terms, and had exercise prices set at fair market value on the grant date.

Grant Dates and Contracts

The grant date for an Award is generally the date the Award is approved by the Board. However, the Board may in its discretion specify a later grant date in its approval, which it may do in order to (among other things) coordinate the grant date with a new employee's start date or permit public dissemination of a pending earnings press release. Each Award granted under the 2021 Plan will be evidenced by a Contract in a form approved by the Compensation Committee and executed by the Corporation and the Participant receiving the Award. Each Contract will contain the terms, provisions and conditions pertaining to the applicable Award, including (as applicable) exercise price.

SGRP expects to use substantially the same Contract for NQSO Awards issued under the 2021 Plan that it used under the 2020 Plan.  The RSU Contract is expected to be similar.

Consideration

Participants receive Awards in return for the past and future rendering of services and are not required to pay the Corporation for such Awards (except for applicable tax withholding when due and any exercise price in the case of Options) or purchase price (if any) established in the applicable Contract.

All of the Corporations directors support this proposal.

THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE EACH RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE RATIFICATION AND APPROVAL OF THE BOARD OF DIRECTORS' ADOPTION OF THE 2021 STOCK COMPENSATION PLAN (PROPOSAL 5).

THE BOARD OF DIRECTORS OF THE CORPORATION

The Board is responsible for overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the "Company"), both directly and through its committees (see "Corporate Governance" below). The current members of the Board and its Committees(1) and the nominees for election to the Board as of June 16, 2021, are set forth below:

Name	Age	Position with SPAR Group, Inc.
Robert G. Brown	78	Chairman of the Board and a Director
Michael R. Matacunas	53	Chief Executive Officer, President and a Director
William H. Bartels	77	Director
Peter W. Brown (2) (3)	40	Vice Chairman of the Board and Chairman of the Governance Committee since July 8, 2021, and a Director
Panagiotis ("Panos") N. Lazaretos (2) (3)	48	Chairman of the Compensation Committee since July 8, 2021, and a Director
James R. Brown, Sr. (4)	74	Director

(1)

The Audit Committee currently has no members.  Prior to their resignations effective as of June 9, 2021, the Audit Committee consisted of Mr. Arthur H. Baer (its Chairman), Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer, each an independent director.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below.

(2)	Member of the Compensation Committee.
(3)	Member of the Governance Committee.
(4)

Became a non-independent member of the Governance Committee on June 2, 2021, and will become an independent director and member of the Governance Committee on July 31, 2021.  See Determining Independence of James R. Brown, Sr. and Emergency Seating on Governance Committee, below.

Robert G. Brown became the Chairman of the Board again on March 18, 2021. Mr. Brown rejoined the Board as a director on April 24, 2020, pursuant to the written consents of the Brown Group and Mr. Bartels.  Mr. Brown served as director of SGRP from July 8, 1999, the effective date of the merger of SPAR Marketing Force, Inc., and related companies, a business he co-founded (the "SPAR Companies"), with PIA Merchandising Services, Inc. (the "Merger") creating SPAR Group Inc., until his retirement on May 3, 2018. Mr. Robert G. Brown served as the non-executive Chairman of SGRP from 2012 through such retirement, as the Executive Chairman and an Officer of SGRP from 2008 through 2012, and as the Executive Chairman, Chief Executive Officer and President of SGRP from July 8, 1999, through 2008.  Prior to the Merger in 1999, Mr. Robert G. Brown served as the Chairman, President and Chief Executive Officer of the SPAR Companies since certain of its predecessors were formed in 1979.

Michael R. Matacunas serves as the Chief Executive Officer, President and a Director of SGRP and has held such positions since his appointment as Chief Executive Officer of SGRP on February 16, 2021.  He is a Fortune 500 veteran with more than 30 years of relevant leadership experience. He has worked in public and private companies, developed and led international business growth, driven exceptional operational results and built world-class teams. He was previously the Chief Administrative Officer at Dollar Tree Inc., where he helped lead the successful multi-billion-dollar acquisition and integration of Family Dollar Stores, including, among other things, merchandising, sourcing, operational and executive improvements. Prior to this, Mr. Matacunas was CEO of a successful retail professional services business that transformed leading global retailers, wholesalers and consumer packaged goods companies. Mike's experience also includes strategy, consulting and world-wide roles at leading technology companies, including IBM and Manhattan Associates. Mr. Matacunas earned a BA in Economics from Boston University and an MBA from the College of William & Mary Mason School of Business.

William H. Bartels serves as Vice Chairman and a Director of SGRP and has held these positions since July 8, 1999 (the effective date of the Merger). He retired as an employee of the Company as of January 1, 2020 (in accordance with the actions of SGRP's Compensation Committee on January 22, 2020).  See Bartels' Retirement and Director Compensation, below.  Mr. Bartels most recently led the Company's domestic M&A activity, expanding SPAR's presence and building relationships throughout the industry. Recently, he located and assisted in the acquisition of Resource Plus and their affiliated marketing service and related technology and fixture manufacturing companies.  Prior to the Merger, he served as Vice Chairman, Secretary, Treasurer and Senior Vice President of the SPAR Marketing Companies (a business he co-founded) since 1967. From 1967 to 1999, he was responsible for sales and marketing of the SPARLINE technology and its related consulting business for evaluating trade promotion spending and strategies for the top tier of CPG companies, domestic and international.  He gained industry wide recognition for SPARLINE (which ceased being a Company product and became a related party product in 1999) as reported through numerous industry publications, while negotiating partnerships with research companies in UK and Australia for using the system. He has spoken at conferences in the U.S., Europe, and South America such as: Advertising Research Foundation, Promotion Marketing Association of America, European Society of Marketing Research, Advertising Age and American Management Association. When SPAR began its marketing service business, Mr. Bartels again assumed a business development role and was individually responsible for signing a significant portion of SPAR's customer revenue.

Peter W. Brown joined the Board of SGRP in May 2018, and became Vice Chairman of the Board and Chairman of the Governance Committee on July 8, 2021.  He has been a member of the Governance Committee and Compensation Committee since [2020].  He served as a Board Observer to the Corporation's Board of Directors from 2014 through December 2016, serves as a director of and is a consultant to the Corporation's Brazilian subsidiary, SPAR BSMT and owns EILLC (which owns 10% of SPAR BSMT). See Certain Relationships and Related Transactions, and Director Independence - International Related Party Services, and Further Re-determining Independence of Peter W. Brown, below). He also represented SAS as a director of Affinity Insurance, LTD, from 2013 through early 2021. Mr. Peter Brown received a BS from the University of Massachusetts's School of Natural Science and an MBA from the University of Massachusetts's Isenberg School of Management.

Panagiotis ("Panos") N. Lazaretos joined the SGRP Board on December 10, 2019 when his appointment under the Written Consents became effective.   Mr. Lazaretos is currently a member of the Governance Committee and Compensation Committee of the SGRP Board and became Chairman of the Compensation Committee on July 8, 2021.  Mr. Lazaretos has over 15 years of international business development experience focusing on retail service operations. Mr. Lazaretos was a co-founder, Chief Executive Officer and Chairman of the Board of Directors of Thenablers, Inc., a development stage company focusing on the design and execution of new market strategies for its clients, from November 2017 through February 2020, until the company's reversed acquisition to "Elvictor Group, Inc.".  From February 2017 to June 2019, Mr. Lazaretos was a Director of Business Development at Sales Service International. From June 2013 to November 2016, Mr. Lazaretos was a Regional Director for Field Marketing Services for Adecco Group. From June 2002 to May 2013, Mr. Lazaretos was a Vice President of International Operations for SGRP. From July 1999 to June 2002, Mr. Lazaretos was a Director of Technology at SGRP, and held the same position with one of its pre-merger predecessors from June 1997 to July 1999, where he began his career and helped them transition from a paper process to a web-based data collection and reporting platform.  In May 1997, Mr. Lazaretos received a BS in Computer Science from the State University of New York, New York, at New Paltz, and from 1999 to 2001 attended MBA classes focused on information technology at Pace University.

James R. Brown, Sr. joined the Board of SGRP in January 2021 when appointed in a special meeting of SGRP's stockholders.  He became a non-independent member of the Governance Committee on June 2, 2021, and will become an independent director and member of the Governance Committee on July 31, 2021.  See Determining Independence of James R. Brown, Sr. and Emergency Seating on Governance Committee, below.  He retired in 2015 from his position as Labor Counsel for the Public Massachusetts Community College System, a system comprised of fifteen individual colleges. Mr. Brown represented the community college system in labor and other areas of law, including serving as chief spokesperson and negotiator during collective bargaining contract negotiations, impact bargaining, grievance hearings, and arbitrations at the American Arbitration Association. He represented the community colleges before administrative agencies in both state and appellate courts and advised on labor and employee matters including discipline and appointments. Mr. Brown also advised the community colleges regarding business contracts, compliance with the commonwealth's ethics' and public records' laws, and campus safety. Mr. Brown served in his position as Labor Counsel since 1997. Prior to that, Mr. Brown was a part-time labor and employment consultant to individual public higher education community colleges as well as Boston State University. James R. Brown Sr. received a BS in Finance and an MBA from Boston University. Mr. Brown received a JD from New England Law-Boston.

EXECUTIVES AND OFFICERS OF THE CORPORATION

Set forth in the table below are the names, ages and offices held by all Executives and Officers of the Corporation as of April 16, 2021. For biographical information regarding Michael R. Matacunas, see The Board of Directors of the Corporation, above.

Name	Age	Position with SPAR Group, Inc. (1)(2)

Michael R. Matacunas	53	Chief Executive Officer, President and a Director

Fay DeVriese	55	Chief Financial Officer, Secretary and Treasurer

Kori G. Belzer	55	Chief Operating Officer

Gerard Marrone (3)	58	Chief Revenue Officer

Steven J. Adolph (4)	54	President International

(1)

Under the Corporation's Restated By-Laws and the resolutions of the Board, each of the following individuals have been designated as both an "Executive" and an "Officer" of the Corporation except as otherwise noted below. An Executive is generally an executive officer of the Corporation and part of its senior management.

(2)

Each named individual is an "at will" employee of the Company. Their nominal terms as Executives and Officers are for one year, lasting from one annual stockholder meeting to the next.  However, see Potential Severance Payments upon a Change-In-Control and Termination, below.

(3)	Mr. Marrone retired from SGRP effective June 15, 2021.

(4)	Mr. Adolph resigned from SGRP effective April 23, 2021.

Fay DeVriese serves as the Chief Financial Officer of SGRP and has done so since August 31, 2020. Prior to joining SGRP, she served as Chief Financial Officer at Letica Corporation and has served in financial leadership roles at DSM Engineering Plastics, Eaton Corporation, Continental Automotive Systems and Motorola. Ms. DeVriese is a certified public accountant, licensed in the State of New York. She earned a Bachelor of Business Administration degree from the State University of New York.

Kori G. Belzer serves as the Chief Operating Officer of SGRP and has done so since January 1, 2004. From 2000 through 2003, Ms. Belzer served as the Chief Operating Officer of SPAR Administrative Services, Inc. (then known as SPAR Management Services, Inc.) ("SAS"), and SPAR Business Services, Inc. (then known as SPAR Marketing Services, Inc.), each an affiliate of SGRP (see Transactions with Related Persons, Promoters and Certain Control Persons, below). From 1997 to 2000, Ms. Belzer served as Vice President Operations of SAS and as Regional Director of SAS from 1995 to 1997. Prior to 1995, she served as Client Services Manager for SPAR/Servco, Inc.

Gerard (Gerry) Marrone joined SPAR Group, Inc. as SVP Sales & Marketing in January 2017 and was promoted to Chief Revenue Officer in December of the same year. As Chief Revenue Officer he oversees all revenue generation and marketing activities for the company. He is responsible for strategic growth initiatives and expansion of the domestic business. His role includes seeking and leading strategic alliances and joint ventures and he is responsible for developing capabilities and best practices within the sales and marketing function that will be shared and implemented across the organization and the international network. Mr. Marrone retired from SGRP effective June 15, 2021.

Steven J. Adolph serves as the President International of SGRP and has done so since June 21, 2016. Prior to his current position, Mr. Adolph served in several executive roles including: President of Kalamazoo Outdoor Gourmet, CEO Asia/Pacific for Invacare, Vice President International for SentrySafe and Vice-President Asia/Pacific for Equal/NutraSweet. Mr. Adolph graduated Magna Cum Laude from Duke University and has an MBA with distinction from the Kellogg School of Management at Northwestern University.  Mr. Adolph resigned from SGRP effective April 23, 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of SGRP's Common Stock ("SGRP Shares") as of April 16, 2021, by: (i) each person (or group of affiliated persons) who is known by SGRP to own beneficially more than 5% of SGRP's Common Stock; (ii) each of SGRP's directors; (iii) each of the Named Executive Officers in the Summary Compensation Table; and (iv) SGRP's directors and Executives as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all SGRP Shares shown as beneficially owned by them, subject to community property laws where applicable.

Title of Class	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	See Note #	Percentage
Common Shares	Robert G. Brown (1)	11,366,395	(2)(2A)	53.5%
Common Shares	William H. Bartels (1)	11,366,395	(2)(2B)	53.5%
Common Shares	Christiaan M. Olivier (1)	14,286	(3)	*
Common Shares	Jeffrey A. Mayer (1)	30,000	(4)	*
Common Shares	Peter W. Brown (1)	214,700	(5)	1.0%
Common Shares	Igor Novgorodtsev (1)	908,192	(6)	4.3%
Common Shares	James R. Brown, Sr. (1)	43,084		*
Common Shares	James R. Segreto (1)	72,739	(7)	*
Common Shares	Kori G. Belzer (1)	101,843	(8)	*
Common Shares	Gerard Marrone (1)	22,121	(9)	*
Common Shares	Steven J. Adolph (1)	26,649	(10)	*
Common Shares	All Executives and Directors	12,791,616	-	59.6%

*	Less than 1%.
(1)	The address of such owners is c/o SPAR Group, Inc. 1910 Opdyke Court, Auburn Hills, Michigan 48326.
(2)

On April 16, 2021, those SGRP Shares owned beneficially by a control group consisting of Mr. William H. Bartels, Mr. Robert G. Brown, and SP/R Defined Benefit Pension Trust ("SP/R Trust") for the benefit of Mr. Robert G. Brown and his children. That control group has since been terminated.  See Termination of their 13D Control Group by Robert G. Brown and William H. Bartels, below.  For the individual beneficial ownership of the SGRP Shares included in that total for Mr. Robert G. Brown and Mr. William H. Bartels, see notes (2A) and (2B), below, respectively.

(2A)

On April 16, 2021, Mr. Robert G. Brown beneficially owned 5,000,246 SGRP Shares (including shares owned by his company, Innovative Global Technologies LLC) and an additional 1,109,625 SGRP Shares (owned of record by the SP/R Trust) for a total of 28.8%.

(2B)	On April 16, 2021, Mr. William H. Bartels, beneficially owned 5,256,524 SGRP Shares or 24.7%.
(3)	Mr. Olivier resigned from SGRP effective August 7, 2020.
(4)	Mr. Mayer's beneficial ownership includes 30,000 shares issuable upon exercise of options. Mr. Mayer resigned from SGRP effective June 9, 2021.
(5)	Mr. Peter Brown's beneficial ownership includes 80,000 shares issuable upon exercise of options.
(6)	Mr. Novgorodtsev resigned from SGRP effective June 9, 2021.
(7)	Mr. Segreto's beneficial ownership includes 35,000 shares issuable upon exercise of options. Mr. Segreto retired from SGRP effective August 7, 2020.
(8)	Ms. Belzer's beneficial ownership includes 62,500 shares issuable upon exercise of options.
(9)	Mr. Marrone's beneficial ownership includes 10,000 shares issuable upon exercise of options. Mr. Marrone retired from SGRP effective June 15, 2021.
(10)	Mr. Adolph's beneficial ownership includes 5,000 shares issuable upon exercise of options. Mr. Adolph resigned from SGRP effective April 23, 2021.

Termination of their 13D Control Group by Robert G. Brown and William H. Bartels

Mr. Bartels and Robert G. Brown (collectively, the "Majority Stockholders") own approximately 53.5% of SGRP's outstanding shares and together had formed a control group and periodically filed an amended Schedule 13D with the SEC (most recently on March 11, 2020), in which they each acknowledged that they "may be deemed to comprise a 'group' within the meaning of the Securities Exchange Act of 1934" and "may act in concert with respect to certain matters", including written consents and various listed items. On May 14, 2021, Mr. Bartels, and on May 17, 2021, Mr. Brown, filed amendments to their respective 13D filings with the SEC to remove themselves from each other's group.  However, the Majority Stockholders have reserved the right "alone or in conjunction with other stockholders, . . .from time to time, to engage with the Company’s Board of Directors (the "Board") and to take actions in their capacity as significant stockholders. . ."  Like other stockholders, each can join in written consents, special meeting requests and other actions in a new or ad hoc group at any time and from time to time and amend their 13Ds later. Please see Item 1A -- Risk Factors -- Risks Related to the Company's Significant Stockholders and Potential Voting Control and Conflicts, and Item 3 -- Legal Proceedings -- RELATED PARTIES AND RELATED PARTY LITIGATION, in the 2020 Annual Report.  See also Commitments and Contingencies - Legal Matters in Note 6 to the Consolidated Financial Statements in the Annual Report as updated in Note 8 to the Consolidated Financial Statements in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on May 13, 2021 (the "2021 Q1 Report").

Transactions with Related Persons, Promoters and Certain Control Persons

SPAR's policy respecting approval of transactions with related persons, promoters and control persons is contained in the SPAR Group Code of Ethical Conduct for its Directors, Executives, Officers, Employees, Consultants and other Representatives Amended and Restated (as of) March 15, 2018 (the "Ethics Code"). The Ethics Code is intended to promote and reward honest, ethical, respectful and professional conduct by each director, executive, officer, employee, consultant and other representative of any of SGRP and its subsidiaries (together with SGRP, "SPAR" or the "Company") and each other Covered Person (as defined in the Ethics Code) in his or her position with the Company anywhere in the world, including (among other things) serving each customer, dealing with each vendor and treating each other with integrity and respect, and behaving honestly, ethically and professionally with each customer, each vendor, each other and the Company. Article II of the Ethics Code specifically prohibits various forms of self-dealing (including dealing with relatives) and collusion and Article V of the Ethics Code generally prohibits each "Covered Person" (including SGRP's officers and directors) from using or disclosing the Confidential Information of the Company or any of its customers or vendors, seeking or accepting anything of value from any competitor, customer, vendor, or other person relating to doing business with the Company, or engaging in any business activity that conflicts with his or her duties to the Company, and directs each "Covered Person" to avoid any activity or interest that is inconsistent with the best interests of the SPAR Group, in each case except for any "Approved Activity" (as such terms are defined in the Ethics Code). Examples of violations include (among other things) having any ownership interest in, acting as a director or officer of or otherwise personally benefiting from business with any competitor, customer or vendor of the Company other than pursuant to any Approved Activity. Approved Activities include anything disclosed to and approved by SGRP's Board of Directors (the "Board"), its Governance Committee or its Audit Committee, as required and the case may be, as well as the ownership, board, executive and other positions held in and services and other contributions to affiliates of SGRP and its subsidiaries by certain directors, officers or employees of SGRP, any of its subsidiaries or any of their respective family members.  The Governance Committee and Audit Committee each consist solely of independent outside directors.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below.  See also Domestic Related Party Services, Affinity Insurance and Related Reimbursement Dispute, International Related Party Services, and Other Related Party Transactions and Arrangements, below, and Commitments and Contingencies - Legal Matters  (including SBS Bankruptcy, Settlement and March 2020 Claim) in Note 6 to the Consolidated Financial Statements in the 2020 Annual Report as updated in Note 8 to the Consolidated Financial Statements in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on May 13, 2021 (the "2021 Q1 Report")  See also Item 13 --  Certain Relationships and Related Transactions, and Director Independence in the First Amendment to the Annual Report on Form 10-K/A as filed with the SEC on April 29, 2021 (the "2020 10-K Amendment").

SPAR's Audit Committee has the specific duty and responsibility to review and approve the overall fairness to the Company and terms of all material related-party transactions. The Audit Committee receives affiliate contracts and amendments thereto for its review and approval (to the extent approval is given), and these contracts are periodically (often annually) again reviewed, in accordance with the Audit Committee Charter, the Ethics Code, the rules of the Nasdaq Stock Market LLC ("Nasdaq"), and other applicable law to ensure that the overall economic and other terms will be (or continue to be) no less favorable to the Company than would be the case in an arms-length contract with an unrelated provider of similar services (i.e., its overall fairness to the Company, including pricing, payments to related parties, and the ability to provide services at comparable performance levels). The Audit Committee periodically reviews all related party relationships and transactions described below.  The Audit Committee currently has no members.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below.

Domestic Related Party Services:

Domestic Related Party Services and Disputes

SPAR Business Services, Inc. ("SBS"), SPAR Administrative Services, Inc. ("SAS"), and SPAR InfoTech, Inc. ("Infotech"), have provided services from time to time to the Company and are related parties and affiliates of SGRP, but are not under the control or part of the consolidated Company. SBS is an affiliate because it is owned by SBS LLC which in turn is beneficially owned by Robert G. Brown, director, Chairman of the Board, and significant shareholder of SGRP. SAS is an affiliate because it is owned by William H. Bartels, also a director and significant shareholder of SGRP, and certain relatives of Robert G. Brown or entities controlled by them (each of whom are considered affiliates of the Company for related party purposes).  Infotech is an affiliate because it is owned principally by Robert G. Brown.  Mr. Bartels and Robert G. Brown (collectively, the "Majority Shareholder") own approximately 53.5% of SGRP's outstanding shares and have acted together from time to time in various written consents.  See Termination of their 13D Control Group by Robert G. Brown and William H. Bartels, above.

The Company executes its domestic field services through the services of field merchandising, auditing, assembly and other field personnel (each a "Field Specialist"), and a significant portion of them are provided to the Company and engaged by independent third parties and located, scheduled, deployed and administered domestically through the services of local, regional, district and other personnel (each a "Field Administrator"), and a significant portion of the Field Administrators are in turn are employed by other independent third parties.

Prior to July 2018, substantially all of the services of the Field Specialists were supplied to the Company by SBS, and substantially all of the services of the Field Administrators were supplied to the Company by SAS.  The Company terminated the services of SBS effective July 27, 2018.  The Company similarly terminated SAS effective August 1, 2018.

Affinity Insurance and Related Reimbursement Dispute:

SPAR Marketing Force, Inc. ("SMF"), a wholly-owned subsidiary of SGRP that provides merchandising and marketing service to its clients throughout the United States through (among other things) services provided by others, is owed $675,000 for security deposit advances and $226,000 for quarterly premium advances made by SMF (as described below) to SAS.

Affinity Insurance Company, Ltd. ("Affinity") is a captive insurance company that provides insurance and reinsurance products to its shareholders and their affiliates in exchange for payment of premium installments, posting of security collateral and other requirements, and subject to adjustments and assessments.  SAS is a shareholder and member of Affinity and has been since approximately 2000.  SMF became a direct shareholder and member of Affinity in March 2018 in order to directly procure insurance for the domestic employees of the Company.

The business services SAS provided to, or on behalf of, SMF included insurance coverages for SMF and other SGRP employees domestically for SAS' Field Administrators and other employees and for the Field Specialists provided by SBS to SMF through the termination by SMF of SBS' services effective on or about July 31, 2018, all in connection with services provided by SMF to its clients.  In connection with the business services provided by SAS, and based on arrangements between the parties, the Affinity insurance premiums for such coverage were ultimately charged (through SAS) for their fair share of the costs of that insurance to SMF, SAS (which then charges the Company) and SBS.

At the time, SMF terminated SAS's services; the security deposit that SAS provided to Affinity to procure insurance coverage on behalf of SMF was approximately $965,000. SMF financed approximately $675,000 of that security deposit. During 2020, SAS received $426,795 of the security deposit refund in cash and applied almost all of the remaining balance toward various fees as payments.  SMF has demanded repayment of its advances to SAS from refunds received from Affinity, but SAS has refused. SAS has recently stated it has no funds available to remit to SMF.  SAS has acknowledged owing these advances to SMF.

In a related matter, SMF also advanced monies to SAS to fund the payments that SAS was obligated to pay to Affinity for quarterly premium installments. SMF advanced and SAS accrued a liability of approximately $226,000 for monies advanced by SMF to SAS for such quarterly premium installments. Affinity is obligated to refund any excess premiums and in fact in May of 2020, Affinity refunded $94,414 of those premium payments to SAS.

On July 8, 2020 the Company issued a demand notice to SAS for the return of $901,000 (the $675,000 security advances and the $226,000 premium advances) but to-date, SAS has not complied with this demand.  The Company has subsequently prepared the draft of a complaint to be filed in the Supreme Court of the State of New York in Westchester County, NY, seeking appropriate relief and recovery from SAS and other related parties.  Filing of the complaint is currently still pending.

The Company recorded a reserve for the full $901,000 in such receivables in 2018 but has not released SAS' obligations to repay those amounts.

SAS is claiming alleged ongoing post-termination expenses, but SMF believes that no post-termination expenses are required to be paid to SAS for its expenses following the termination of SAS' services two years ago in July 2018.

See also SBS Bankruptcy, Settlement and March 2020 Claim and Advancement Claims in Commitments and Contingencies - Legal Matters in Note 6 to the Consolidated Financial Statements in the 2020 Annual Report as updated in Note 8 to the Consolidated Financial Statements in the 2021 Q1 Report.

Other Domestic Related Party Transactions

National Merchandising Services, LLC ("NMS"), is a consolidated domestic subsidiary of the Company and is owned jointly by SPAR through its indirect ownership of 51% of the NMS membership interests and by National Merchandising of America, Inc. ("NMA"), through its ownership of the other 49% of the NMS membership interests. Mr. Edward Burdekin is the Chief Executive Officer and President and a director of NMS and also is an executive officer and director of NMA. Ms. Andrea Burdekin, Mr. Burdekin's wife, is the sole stockholder and a director of NMA and a director of NMS. NMA is an affiliate of the Company but is not under the control of or consolidated with the Company. Mr. Burdekin also owns 100% of National Store Retail Services ("NSRS"). Since September 2018, NSRS provided substantially all of the domestic merchandising specialist field force used by NMS. For those services, NMS agrees to reimburse NSRS certain costs for providing those services plus a premium ranging from 4.0% to 10.0% of certain costs.

Also, NMS leases office and operational space that is owned personally by Mr. Burdekin. The lease expense is $2,000 a month. While there is no formal signed agreement, there is no expected change to the arrangement.

On August 10, 2019, NMS, to protect continuity of its Field Specialist nationwide, petitioned for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the U.S. District for Nevada (the "NMS Chapter 11 Case").  On March 22, 2021, the U.S. Bankruptcy Court for the District of Nevada closed the Chapter 11 case.

Resource Plus is a consolidated domestic subsidiary of the Company and is owned jointly by SGRP through its indirect ownership of 51% of the Resource Plus membership interests and by Mr. Richard Justus through his ownership of the other 49% of the Resource Plus membership interests. Mr. Justus has a 50% ownership interest in RJ Holdings which owns the buildings where Resource Plus is headquartered and operates. Both buildings are subleased to Resource Plus.

International Related Party Services

SGRP Meridian (Pty), Ltd. ("Meridian") is a consolidated international subsidiary of the Company and is owned 51% by SGRP, 23% by Friedshelf 401 Proprietary Limited and 26% by Lindicom Empowerment Holdings Proprietary Limited.  Mr. Adrian Wingfield, who is a Director of CMR Meridian, is one of the beneficial owners of Merhold Holding Trust ("MHT").  MHT owns the building where Meridian is headquartered.

SPAR Todopromo is a consolidated international subsidiary of the Company and is owned 51% by SGRP and 49% by the following individuals: Mr. Juan F. Medina Domenzain ("JFMD"), Juan Medina Staines, Julia Cesar Hernandez Vanegas, and Jorge Medina Staines. Mr. Juan F. Medina Domenzain is an officer and director of SPAR Todopromo and is also majority shareholder (90%) of CONAPAD ("CON"), which had supplied administrative and operational consulting support to SPAR Todopromo from 2016 to November 2020.

JFMD, partner in SPAR Todopromo, leased a warehouse to SPAR Todopromo. The lease expires on December 31, 2021.

SPAR BSMT is owned 51% by the Company, 39% by JK Consultoria Empresarial Ltda.-ME, a Brazilian limitada ("JKC"), and 10% by EILLC.  In November 2020, SPAR BSMT hired Peter Brown as a consultant to provide Brazil acquisition strategy services to SPAR BSMT, with a one-time initiation fee of $30,000 Brazilian Real and a monthly fee of $15,000 Brazilian Real effective December 1, 2020; and on January 6, 2021, he resigned from the Audit Committee in accordance with Nasdaq Rules.

JKC is owned by Mr. Jonathan Dagues Martins, a Brazilian citizen and resident ("JDM") and his sister, Ms. Karla Dagues Martins, a Brazilian citizen and resident. JDM is the Chief Executive Officer and President of each SPAR Brazil company pursuant to a Management Agreement between JDM and SPAR BSMT dated September 13, 2016. JDM also is a director of SPAR BSMT. Accordingly, JKC and JDM are each a related party respecting the Company. EILLC is owned by Mr. Peter W. Brown, a citizen and resident of the USA ("PWB") and a director of SPAR BSMT and SGRP and nephew of Robert G. Brown.  See Further Re-determining Independence of Peter W. Brown, below.

SPAR BSMT has contracted with Ms. Karla Dagues Martins, JDM's sister and a part owner of SPAR BSMT, to handle the labor litigation cases for SPAR BSMT and its subsidiaries.  These legal services are being provided to them by Ms. Martins' company, Karla Martins Sociedade de Advogados ("KMSA"). Accordingly, Ms. Karla Dagues Martins is an affiliate and a related party respecting of the Company.

Summary of Certain Related Party Transactions:

The following costs of affiliates were charged to the Company (in thousands):

	Year Ended December 31,
	2020	2019
Services provided by affiliates:
National Store Retail Services (NSRS)	$4,805	$5,586
Office Lease Expenses (RJ Holdings)	1,187	724
Vehicle rental expenses (MCPT)	1,143	1,175
Office and vehicle rental expenses (MHT)	271	281
Consulting and administrative fees (SPARFACTS)	210	42
Legal Services (KMSA)	93	123
Office and vehicle rental expenses (MPT)	56	64
Warehouse Rental (JFMD)	50	52
Consulting and administrative services (CON)	34	130
Office Lease Expenses (Mr. Burdekin)	24	24
Total services provided by affiliates	$7,873	$8,201

Due to affiliates consists of the following (in thousands):	December 31,
	2020	2019
Loans to local investors:
China (included in Other Receivables)	$613	$-

Loans from local investors:(1)
Australia	$467	$226
Brazil	139	139
China	2,271	2,130
Mexico	623	1,001
Resource Plus	531	531
South Africa	635	618
Total due to affiliates	$4,666	$4,645

(1) Represent loans from the local investors into the Company's subsidiaries (representing their proportionate share of working capital loans). The loans have no payment terms and are due on demand and as such have been classified as current liabilities in the Company's consolidated financial statements.

Bartels' Retirement and Director Compensation

William H. Bartels retired as an employee of the Company as of January 1, 2020. However, he continues to serve as a member of SPAR's Board of Directors (the "Board"), positions he has held since July 8, 1999.  Mr. Bartels is also one of the founders and a significant stockholder of SGRP (holding approximately 25.1% of the SGRP Shares).

Effective as of January 18, 2020, SPAR's Governance Committee proposed and unanimously approved the following benefits for the five-year period commencing January 1, 2020, and ending December 31, 2024 (the "Five-Year Period"), for Mr. Bartels in connection with his retirement: (a) retirement payments of $100,000 per year ("Retirement Compensation"); (b) the then applicable regular non-employee director fees ("Regular Fees"), currently $55,000 per year, and a supplemental Board fee of $50,000 per year ("Supplemental Fees"); and (c) the same medical, dental, eye and life insurance benefits he received as of December 31, 2019, under an arrangement whereby Mr. Bartels shared part of the cost of Medicare and supplemental health benefits, currently valued at approximately $15,588 per year ("Medical Benefits"); in each case paid in accordance with SGRP's payroll schedule and policies, and payable whether or not Mr. Bartels remains a director of SGRP for any reason.

The Retirement Compensation, Regular Fees and Supplemental Fees that remain unpaid during the Five-Year Period: (i) shall be accelerated and paid to Mr. Bartels (or his heirs or assigns) in full upon the sale to a third party of a majority of the SGRP Shares or all or substantially all of SGRP's assets; and (ii) shall survive and be payable in full to his heirs and assigns in the event of the death of Mr. Bartels.

Based on current rates and benefits, the aggregate value of such compensation, fees and benefits payable to Mr. Bartels will be approximately $220,558 per year and a total of $1,102,790 for the Five-Year Period. Such compensation, fees and benefits (in whole or in part) may be extended beyond the Five-Year Period at the discretion of the Board. The Company recognized $700,000 of retirement benefits in 2020, representing the present value of the future payments due Mr. Bartels.

In the event of  any future business transaction involving Mr. Bartels and SPAR for which Bartels may receive additional compensation as mutually agreed at the time of or in connection with such transaction, which under applicable law also will require approval of SPAR's Audit Committee as a related party payment or transaction (as Mr. Bartels will still be a related party if he is then a director or significant stockholder), such retirement compensation, fees or benefits will not offset, replace or limit any such additional approved transactional compensation payable to Mr. Bartels.

Loan to Majority Shareholders

On March 25, 2021, the Company has entered a short-term loan agreement with Mr. William H. Bartels, for the total amount of $100,000 secured by his pledge of SGRP Shares.  The loan bears interest at a fixed annual rate equal to 2% per annum through the maturity date of May 25, 2021.  After the maturity date, all outstanding obligations bear interest until paid in full at the fixed annual rate equal to 6% per annum, compounded monthly. Mr. Bartels has secured the obligations with equivalent shares of common stock issued by SGRP.  As of July 9, 2021, Mr. Bartels has taken steps to repay the loan, but as of this date, the loan remains outstanding.  SGRP has given him formal notice of default.

Further Re-determining Independence of Peter W. Brown

The Governance Committee re-evaluated the independence of Peter W. Brown and determined, effective July 16, 2020, that Peter W. Brown could be considered independent except for related party matters and that he would not be voting on related party matters. A "Related Party Matter" means anything directly or indirectly related to any payment to or for, or any transaction, settlement or litigation with: (i) Robert G. Brown, William H. Bartels, any of their respective family members, or any company or other business or entity (other than the Corporation) directly or indirectly owned or controlled by any one or more of Mr. Brown, Mr. Bartels or their respective family members; (ii) Mr. Jonathan Dagues Martins, any of his family members, or any company or other business or entity directly or indirectly owned or controlled by any one or more of Mr. Martins or his family members; (iii) Earth Investments, LLC, or any other company or other business or entity directly or indirectly owned or controlled by any one or more of Peter W. Brown or his family members; or (iv) SGRP Brasil Participações Ltda., SPAR Brasil Serviços de Merchandising e Tecnologia S.A., or any of the Corporation's other Brazilian subsidiaries.  On July 8, 2021, on the recommendation of the Governance Committee, the Board determined that Peter W. Brown would be considered fully independent without regard to Related Party Matters with the understanding that (like any other director) he would recuse himself as appropriate from any vote involving a conflict.

Peter W. Brown was appointed as a Director on the Board as of May 3, 2018, replacing Mr. Robert G. Brown upon his retirement from the Board and Company at that date.  Peter W. Brown has been re-determined to be an independent director (see above). However, Peter W. Brown remains an affiliate and related party respecting SGRP and was proposed by Mr. Robert G. Brown to represent the Brown family interests.  He worked for and is a stockholder of SAS (see above) and certain of its affiliates, he is the nephew of Mr. Robert G. Brown, son of James R. Brown, Sr. and owns EILLC, which owns 10% interest in SPAR BSMT, SGRP's Brazilian subsidiary.

In November, 2020, SPAR BSMT hired Peter W. Brown as a consultant to provide Brazil acquisition strategy services to SPAR BSMT, with a one-time initiation fee of $30,000 Brazilian Real and a monthly fee of $15,000 Brazilian Real effective December 1, 2020, and on January 6, 2021, he resigned from the Audit Committee as he was no longer sufficiently independent for membership on the Audit Committee in accordance with Nasdaq Rules.

Determining Independence of James R. Brown, Sr. and Emergency Seating on Governance Committee

James R. Brown, Sr. is the father of Peter W. Brown and brother of Robert G. Brown.  On June 2, 2021, the Board confirmed the Governance Committee's determination that James R. Brown, Sr. will become an independent director and member of the Governance Committee on July 31, 2021, three years after SGRP’s termination of service agreement with SBS which is beneficially owned by Robert G. Brown.  On June 2, 2021, James R. Brown, Sr.'s immediate membership on the Governance Committee as a non-independent director was also approved on an emergency basis under Nasdaq Rule 5605(e)(3) by the Board in a 5-4 vote by the Board, with James R. Brown Sr., Robert G. Brown, Peter W. Brown, William H. Bartels, and Panagiotis ("Panos") N. Lazaretos voting in favor, and Arthur H. Baer, Jeffrey A. Mayer, Igor Novgorodtsev, and Michael R. Matacunas voting against.  Nasdaq Rule 5605(e)(3) permits a non-independent director to temporarily serve as a member of a nominations committee (i.e., the Governance Committee) exceptional and limited circumstances if the Board determines that such individual's membership on the committee is required by the best interests of the Company and its Shareholders.  The supporters of the need for this immediate action cited the need for legal expertise on the Governance Committee in addition to its former Chairman, Mr. Mayer, because of disputes over nominations, independence and filing and approval requirements with other directors, management and counsel.

Other Related Party Transactions and Arrangements:

In July 1999, SMF, SBS and SIT entered into a perpetual software ownership agreement providing that each party independently owned an undivided share of and has the right to unilaterally license and exploit certain portions of the Company's proprietary scheduling, tracking, coordination, reporting and expense software (the "Co-Owned Software") are co-owned with SBS and Infotech and each entered into  a non-exclusive royalty-free license from the Company to use certain "SPAR" trademarks in the United States (the "Licensed Marks").

CORPORATE GOVERNANCE

Board Structure, Leadership and Risk Oversight

The Board of Directors of the Corporation (the Board") is responsible for overseeing the management, policies and direction of the Corporation and its subsidiaries (collectively, the Company"), both directly and through its committees (as described below), pursuant to the authority conferred by the Corporation's Restated By-Laws, charters and policies and by applicable law. The Board's responsibilities include (without limitation) the appointment and oversight of the Company's executive officers. The Board also is actively involved in the oversight of risks that could affect the Company, both directly and through its committees with respect to the most significant risks facing the Company (including material strategic, market or operational risks). Pursuant to their respective charters, the Board has established and delegated various oversight and other responsibilities to the Audit Committee, the Compensation Committee, and the Governance Committee, as such committees are defined and more fully described below under the headings "Audit Committee", "Compensation Committee" and "Governance Committee".

The Board's directors meet regularly as an independent body and provide leadership through their industry experience and knowledge and the actions of the independent committees they chair, and by having its second largest stockholder and Chief Executive Officer as members of the Board. The Board also has established separate positions for the Chairman of the Board (the "Chairman"), which is a non-executive position, for SGRP's Chief Executive Officer (who also is its President), which the Board believes better enables the Chairman to focus his efforts on long term strategic governance and planning for the Company, the Lead Director (who also its Chairman) to provide Board leadership and facilitate meaningful communications between the Board and the Company's management, and the Chief Executive Officer to focus his time and energy on managing the Company's sales and operations. The Board believes this leadership structure has enhanced its ability to effectively carry out its responsibilities on behalf of the Corporation's stockholders as well as its oversight of the Company's management and overall corporate governance. Mr. Robert G. Brown became the Corporation's Chairman effective March 18, 2021, and Mr. Michael R. Matacunas is the Company's Chief Executive Officer and President.

To assist the Board and its Committees in their respective oversight roles, the Corporation's Chief Executive Officer brings members of the Company's management from various business or administrative areas into meetings of the Board or applicable Committee from time to time to make presentations, answer questions and provide insight to the members, including insights into areas of potential risk. Each Committee endeavors to satisfy its responsibilities through: (i) its receipt and review of regular reports directly from officers responsible for oversight of particular risks within the Company; (ii) direct communications by the Committee or its Chairman with the Corporation's senior management; (iii) independent registered public accounting firm (in the case of the Audit Committee) and counsel respecting such matters and related risks; (iv) its executive sessions; (v) its reports (generally through its Chairman) to the full Board respecting the Committee's considerations; and (vi) if applicable, actions and recommendations regarding such matters and risks as deemed appropriate.

Risk oversight is conducted primarily through the Audit Committee, but also is conducted through the Compensation Committee or Governance Committee, as applicable. The Audit Committee is responsible for overseeing the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company and regularly considers (among other things) financial, reporting, internal control, related party, legal and other issues and related risks and uncertainties material to the Company. The Compensation Committee is responsible for overseeing and regularly considers the performance and compensation of the executives, director compensation and the other compensation, equity incentive, related policies, and benefits of the Company. The Governance Committee is responsible for overseeing and regularly considers the finding, vetting and nomination of directors and committee members for the Board and senior Executives for SGRP, and the content and application of the 'Ethics Code, corporate documents and governance policies and practices.

The Audit Committee, the Compensation Committee and the Governance Committee each consist solely of independent directors. Both the Technology and Strategic Committees were terminated effective March 18, 2021, when the current Chief Executive Officer joined SGRP.   Panagiotis ("Panos") N. Lazaretos has been Chairman of the Compensation Committee since July 8, 2021, and Mr. Peter W. Brown has been Chairman of the Governance Committee since July 8, 2021.  The Audit Committee currently has no members.  Prior to their resignations effective as of June 9, 2021, the Audit Committee consisted of Mr. Arthur H. Baer (its Chairman), Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer, each an independent director.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below.  Please also see Further Re-Determining Independence of Peter W. Brown and Determining Independence of James R. Brown and Emergency Seating on Governance Committee, above.

Board Meetings

The Board meets regularly to receive and discuss operating and financial reports presented by management of SGRP and its advisors. During the year ended December 31, 2020, the Board held five meetings. Each incumbent Director is required to attend 75% of the board meetings. In 2020, all incumbent members attended at least 75% of the meetings.

Board Size

The current Board size is fixed at ten directors. After James R. Brown, Sr. filled one vacancy in January 2021 (when elected in a special stockholder meeting).  The Board currently has six directors and four remaining vacancies due to the resignations of Mr. Arthur H. Baer, Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer, effective as of June 9, 2021 (see Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below), and the retirements of Arthur B. Drogue and R. Eric McCarthey effective as of August 1, 2020, who previously served as independent directors of SGRP.

The Board size can only be changed by the action of the stockholders pursuant to the Restated By-Laws (see below), which could be done in stockholders meeting or done by the Majority Stockholders unilaterally in a written consent.

Board Committees

From time to time the Board may establish permanent standing committees and temporary special committees to assist the Board in carrying out its responsibilities, and may delegate Board power and authority pursuant to charters approved by the Board. Under the Restated By-Laws (see below), a vote of at least 51% of all SGRP directors (and not just those present and voting) is now required for any new committee, change in any committee, or appointment to or removal from any committee (meaning any such Board action brought before a Board consisting of ten directors can be blocked by any three directors). Currently, SGRP has three permanent standing committees: the Audit Committee, the Compensation Committee, and the Governance Committee. The Technology Committee and the Strategic Committee were created in 2020 and terminated effective March 18, 2021. An audit committee is required by the Nasdaq Stock Market, Inc. ("Nasdaq"), the SEC, and applicable law. While SGRP is not similarly required to have either a compensation committee or governance committee, certain responsibilities assigned to these committees in their respective charters are required to be fulfilled by independent directors by Nasdaq Rules or SEC Rules. Each of the charters for those Committees requires that all of its members be independent directors.

The standing committees of the Board are the Audit Committee of the Board (the "Audit Committee"), the Compensation Committee of the Board (the "Compensation Committee"), and the Governance Committee of the Board (the "Governance Committee"), as provided in the Corporation's Restated By-Laws and their respective charters (see Limitation of Liability and Indemnification Matters, below).

Audit Committee

The Audit Committee assists the Board in fulfilling its oversight responsibilities respecting the accounting, auditing and financial reporting and disclosure principles, policies, practices and controls of the Company, the integrity of the Company's consolidated financial statements, the audits of the financial statements of the Company and the Company's compliance with legal and regulatory requirements and disclosure. The specific functions and responsibilities of the Audit Committee are set forth in the written Amended and Restated Charter of the Audit Committee of the Board of Directors of SPAR Group, Inc., dated (as of) May 18, 2004 (the "Audit Charter"), approved and recommended by the Audit Committee and Governance Committee and adopted by the Board on May 18, 2004. The Audit Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), and other applicable law, which are reflected in the Audit Charter. You can obtain and review a current copy of the Audit Charter on the Company's web site (www.sparinc.com), on which it is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Audit Charter was amended and restated to reflect the evolution of the Audit Committee's expanding responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to all audit committees. The Audit Committee reviews and reassesses the Audit Charter annually and recommends any needed changes to the Board for approval. The Audit Committee's most recent review made and submitted and recommended by it to and approved by the Board as of August 2020.  The changes made were largely clarifications and technical updates.

The Audit Committee (among other things and as more fully provided in the Audit Charter):

(a)	Serves as an independent and objective party to monitor the Company's financial reporting process and internal accounting and disclosure control system and their adequacy and effectiveness;

(b)

Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

(c)	Resolves disagreements between the Company's senior management and the Company's independent registered public accounting firm regarding financial reporting;

(d)	Communicates directly with the Company's independent registered public accounting firm;

(e)

Reviews and appraises the audit efforts of the Company's independent registered public accounting firm, including the plans for and scope of the audit, the audit procedures to be utilized and results of the audit;

(f)	Provides an open avenue of communication among the Company's independent registered public accounting firm, the Company's financial and senior management and the Board;

(g)

Reviews and approves, in advance, all non-audit services to be performed by the Company's independent registered public accounting firm, either individually or through policies and procedures for particular types of services to be performed within specified periods;

(h)	Reviews the performance, qualifications and independence of the Company's independent registered public accounting firm;

(i)	Reviews the financial reports and other financial information provided by SGRP to any governmental body or the public;

(j)	Encourages continuous improvement of, and fosters adherence to, the Company's accounting controls, disclosure controls, risk management and similar policies, procedures and practices at all levels;

(k)	Reviews and approves the overall fairness to the Company of all material related-party transactions; and

(l)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Audit Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Corporation.

The Audit Committee currently has no members.  Prior to their resignations effective as of June 9, 2021, the Audit Committee consisted of Mr. Arthur H. Baer (its Chairman), Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer, each an independent director.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below

During the year ended December 31, 2020, the Audit Committee met twelve times. All incumbent members attended at least 75% of the meetings.

Compensation Committee

The Compensation Committee assists the Board in fulfilling its oversight responsibilities respecting the performance and compensation of the executives and the other compensation, equity incentive and related policies of the Company, through which the Company endeavors to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment while facilitating the business strategies and long-range plans of the Company. The specific functions and responsibilities of the Compensation Committee are set forth in the written Charter of the Compensation Committee of the Board of Directors of SPAR Group, Inc., dated (as of) May 18, 2004, and amended through August 12, 2020 (the "Compensation Charter"), approved and recommended by the Compensation Committee and Governance Committee and adopted by the Board on May 18, 2004, and amended on August 12, 2020. The Compensation Committee also is given specific functions and responsibilities by and is subject to Nasdaq Rules, SEC Rules, Sarbanes-Oxley and other applicable law. You can obtain and review a current copy of the Compensation Charter on the Company's web site (www.sparinc.com), on which it is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Compensation Charter was adopted to reflect the evolution of the Compensation Committee's informal responsibilities, the adoption of Sarbanes- Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws and other applicable law pertaining to compensation committees. The Compensation Committee reviews and reassesses the Compensation Charter annually and recommends any needed changes to the Board for approval. The Compensation Committee's most recent review of its charter made and submitted and recommended by it to and approved by the Board on August 12, 2020. The changes made were largely to require Board review and approval (or modification or rejection) of the Compensation Committee's determinations of executive compensation, stock option awards, and compensation objectives, plans and levels. The Board's review and approval (or modification or rejection) is not limited to its independent directors as required by Nasdaq for executive compensation and certain other matters.

The Compensation Committee (among other things and as more fully provided in the Compensation Charter):

(a)

Oversees the existing and proposed compensation plans, policies and practices of the Company, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice, all in order to: (i) attract and retain quality directors, executives and employees; (ii) provide total compensation competitive with similar companies; (iii) reward and reinforce the attainment of the Company's performance objectives; and (iv) align the interests of SGRP's directors and the Company's executives and employees with those of SGRP's stockholders (the "Company's Compensation Objectives");

(b)	Reviews the Company's existing and proposed Compensation Objectives from time to time and recommends to the Board any necessary or desirable changes or additions to such objectives;

(c)	Reviews the performance of and establishes the compensation for the Company's senior executives;

(d)

Oversees the Company's stock option, stock purchase and other benefit plans and severance policies, and reviews and recommends to the Board any necessary or desirable changes or additions to any such plan, policy or practice; and

(e)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Compensation Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Corporation.

The Compensation Committee currently consists of Mr. Panagiotis ("Panos") N. Lazaretos (its Chairman since July 8, 2021), and Mr. Peter W. Brown, both of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rules and SEC Rules.  See Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors, below.

During the year ended December 31, 2020, the Compensation Committee met four times. All incumbent members attended at least 75% of the meetings.

Governance Committee

The Governance Committee assists the Board in fulfilling its oversight responsibilities respecting the nomination of directors and committee members for the Board and the corporate documents and governance policies and practices of the Corporation. The specific functions and responsibilities of the Governance Committee are set forth in the written Charter of the Governance Committee of the Board of Directors of SPAR Group, Inc., Dated (as of) May 18, 2004 (the "Governance Charter"), approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004, and amended on March 18, 2021. The Governance Committee also is given specific functions and responsibilities by and is subject to the Nasdaq Rules, SEC Rules, Sarbanes-Oxley, and other applicable law, which are reflected in the Governance Charter. You can obtain and review a current copy of the Governance Charter on the Company's web site (www.sparinc.com), on which it is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab. The Governance Charter was adopted to reflect the evolution of the Governance Committee's informal responsibilities, the adoption of Sarbanes-Oxley, and changes in Nasdaq Rules, SEC Rules, securities laws, and other applicable law pertaining to governance committees. The Governance Committee reviews and reassesses the Governance Charter, Nomination Policy and Ethics Code (as such terms are defined below), as well as the By-Laws of the Corporation and the other Committee Charters, annually and recommends any needed changes to the Board for approval. The Governance Committee's most recent review of the Nomination Policy, Ethics Code, and the By-Laws of the Corporation was in November of 2019, when it determined no changes were then needed. The March 18, 2021, changes were largely to require Board review and approval (or modification or rejection) of the Governance Committee's determinations of director nominations to the Board and to the boards its foreign joint venture subsidiaries, determinations of independence and other matters. The Board's review and approval (or modification or rejection) is not expressly limited to its independent directors as required by Nasdaq for director nominations, but its Charter provides that:  "For clarity, "approval by the Board" shall mean approval by the applicable directors of the Board as and to the extent required by Nasdaq rules or other Applicable Law."

The Governance Committee (among other things and as more fully provided in the Governance Charter):

(a)

Oversees the identification, vetting and nomination of candidates for directors and senior Executives of SGRP and the selection of committee members, reviews their qualifications (including outside director independence) and recommends any proposed nominees to the Board;

(b)	Oversees SGRP's organizational documents and policies and practices on corporate governance and recommends any proposed changes to the Board for approval;

(c)

Oversees the Ethics Code and other internal policies and guidelines and monitors the Corporation's enforcement of them and incorporation of them into the Corporation's culture and business practices; and

(d)

May retain independent counsel, accountants or others to assist it in the conduct of an investigation or such other action as the Governance Committee may otherwise determine as necessary to carry out its duties under its Charter and applicable law, the fees and expenses of all of which will be paid by the Corporation.

The Governance Committee currently consists of Mr. Peter W. Brown (its Chairman since July 8, 2021), Mr. Panagiotis ("Panos") N. Lazaretos, and Mr. James R. Brown, Sr., all of whom are non-employees of the Company and have been determined by the Governance Committee and the Board to be independent directors in accordance with Nasdaq Rules and SEC Rules, except that Mr. James R. Brown, Sr. will be deemed to become independent on July 31, 2021).  Please see Determining Independence of James R. Brown and Emergency Seating on Governance Committee, above.

During the year ended December 31, 2020, the Governance Committee met seven times. All incumbent members attended at least 75% of the meetings.

Independent Director Resignations, Nasdaq Deficiencies and Search for New Independent Directors

On June 9, 2021, in a letter to the Corporation, all three members of SGRP's Audit Committee, namely Mr. Arthur H. Baer, Mr. Igor Novgorodtsev, and Mr. Jeffrey A. Mayer, resigned from the Board and its Committees (the "Resignations"), effective immediately.

Mr. Baer was Chairman of the Corporation's Audit Committee, has been Vice-Chairman of the Board since March 18, 2021, and was Chairman of the Board through March 18, 2021.  Mr. Baer joined the Board on September 3, 2019.  Mr. Novgorodtsev was Chairman of the Corporation's Compensation Committee and was Vice-Chairman of the Board through March 18, 2021.  Mr. Novgorodtsev joined the Board on May 28, 2020.  Mr. Mayer was Chairman of the Corporation's Governance Committee through June 9, 2021.  Mr. Mayer joined the Board in January 2019.  Mr. Baer, Mr. Novgorodtsev, and Mr. Mayer (each a "Resigning Independent Director") each was an independent director both under the general Nasdaq Rules and under Nasdaq's more stringent Audit Committee Rules.

Following the Resignations the remaining members of the Board are Mr. Robert G. Brown (Chairman of the Board and one of the majority stockholders), Mr. William H. Bartels (also one of the majority stockholders), Mr. Peter W. Brown, Mr. Panagiotis N. Lazaretos, Mr. James R. Brown, Sr., and Mr. Michael R. Matacunas (CEO and President of SGRP).

Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to consist of independent directors, as defined in Rule 5605(a)(2) (the "Board Independence Rule").  As of the date of this filing, two of the remaining six members of the Board (Mr. Lazaretos and Mr. Peter W. Brown) have been determined to be independent (see Further Re-determining Independence of Peter W. Brown, above) and it has been determined that Mr. James R. Brown, Sr., will become independent on July 31, 2021.  Accordingly, the Board currently has two independent directors and four non-independent directors, and on August 1, 2021, the Board will have three independent directors and three non-independent directors.  In both cases SGRP's Board will not have a majority of independent directors as required by Nasdaq's Board Independence Rule.

The Audit Committee has no members at this time.  Nasdaq Listing Rule 5605(c)(2) requires that a listed company have an audit committee of at least three independent directors with members that each have financial literacy and even greater independence under Nasdaq's more stringent audit committee rules (the "Audit Committee Requirements").  For example, audit committee members cannot be affiliates of a listed company under SEC and Nasdaq Rules.  Mr. Lazaretos and Mr. Peter W. Brown are not eligible to serve on the audit committee due to (among other things) their paid consultant arrangements with the Company.

Please see Item 1A -- Risk Factors -- Risks of a Nasdaq Delisting and Penny Stock Trading in the Amended 2020 Annual Report.

As a result of the Resignations, SGRP received a notification letter from Nasdaq dated June 15, 2021 (the "Nasdaq Deficiency Letter"), stating that SGRP no longer complies with Nasdaq's majority independent director and Audit Committee Requirements as set forth in Nasdaq Listing Rule 5605.

In accordance with Nasdaq's requirements, On July 2, 2021, SGRP submitted a detailed plan to Nasdaq to regain compliance with the Board Independence Rule and Audit Committee Requirements (the "Plan"), which included the requested summary detailing the events leading up to the Resignations, including the specific concerns raised by the Resigning Independent Directors.

As of the week of June 14, 2021, the Corporation is undertaking a rigorous search for three independent director candidates to replace the Resigning Independent Directors (the “Search”). The Search has primarily focused on finding diverse candidates who meet the Board Independence Rule and the Audit Committee Qualifications. The Board solicited proposals from two reputable director search firms. On June 18, 2021, the two search firms presented their respective proposals to the Committee. The Committee and Peter W. Brown, director of the Corporation and acting Chair of the Committee, discussed the proposals and selected Caldwell Partners (“Caldwell”) to lead the independent director search. On the same day, the Board approved Caldwell to conduct the Search.

Director Nominations: Experience, Integrity, Diversity and other Criteria

The Governance Committee oversees the identification, vetting and nomination of candidates for directors and the selection of committee members, the review of their qualifications (including outside director independence), and recommends any proposed nominees to the Board in accordance with the Governance Charter and with the SPAR Group, Inc. Statement of Policy Regarding Director Qualifications and Nominations dated as of May 18, 2004 (the "Nomination Policy"), as approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), on which it is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

The Nomination Policy, applicable law and exchange rules require that a majority of the directors of the Board and all members of the Audit Committee, Compensation Committee and Governance Committee satisfy the independence requirements applicable to Audit Committee members under the applicable Nasdaq Rules and SEC Rules. Each of the Audit Charter, Compensation Charter and Governance Charter also contain the same requirements that all of their respective members satisfy such independence requirements.

The Nomination Policy identifies numerous characteristics believed important by the Board for any nominee for director and provides that each nominee for director should possess as many of them as practicable. These desirable characteristics include (among other things) the highest professional and personal ethics and integrity, sufficient time and attention to devote to Board and Committee duties and responsibilities, strong relevant business and industry knowledge and contacts, and business and financial sophistication, common sense and wisdom, the contribution to the diversity of perspectives in the Board and its Committees, and the ability to make informed judgments on a wide range of issues, the ability and willingness to exercise and express independent judgments, and the apparent ability and willingness to meet or exceed the Board's performance expectations. The Nomination Policy specifically recognizes the desirability of ethnic, racial, gender and geographic diversity for the Board but does not specify any metrics for evaluating potential candidates in that regard. However, the Governance Committee takes all relevant factors (including such diversity) into account when identifying and evaluating candidates for Board membership.

Performance expectations for each director have also been established by the Board in the Nomination Policy, including (among other things) the director's regular preparation for, attendance at and participation in all meetings (including appropriate questioning), support and advice to management in his areas of expertise, maintenance of focus on the Board's agenda, understanding the business, finances, plans and strategies of Company, professional and collegial interaction, acting in the best interests of the Company and the stockholders, and compliance with the Company's Ethics Code.

Candidates for vacant positions on the Board may be suggested to the Governance Committee from time to time by its members or by officers or other directors of the Corporation. The Governance Committee from time to time also has used and may use recruiting firms to consider as director candidates. The Governance Committee generally will consider recommending the re-nomination of incumbent directors in accordance with the Nomination Policy, provided that they continue to satisfy the applicable personal characteristic criteria and performance expectations. The Nomination Policy reflects the Board's belief that qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of SGRP, and that the value of these benefits may outweigh many other factors. However, the Governance Committee is not required to recommend to the Board the nomination of any eligible incumbent director for re-election (see Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

In considering the potential director nominee slate (including incumbent directors) to recommend to the Board, the Nomination Policy directs the Governance Committee to take into account: (i) the benefits of incumbency, as noted above; (ii) any perceived needs of Board, any Committee or the Company at the time for business contacts, skills or experience or other particular desirable personal characteristics; (iii) the collegiality of Board members; (iv) the need for independent directors or financial experts under that Policy or applicable law for the Board or its Committees; (v) any other requirements of applicable law or exchange rules; and (vi) the desirability of ethnic, racial, gender and geographic diversity. The Governance Committee will consider proposed nominees from any source, including those properly submitted by stockholders (see Stockholder Communications - Submission of Stockholder Proposals and Director Nominations, below).

However, a majority of the stockholders may, and from time to time have, elected directors by written consent without following the policies and procedures described above and without the review or participation of the Governance Committee or its independent directors.

The nominee for director was required to complete and submit an Officers' and Directors' Questionnaire as part of the process for making director nominations and preparation of this Proxy Statement.

Six of the six directors nominated for re-election at the 2021 Annual Meeting were approved and nominated by the Board for and elected at the 2020 Annual Meeting.  2021 will be the first year Mr. James R. Brown, Sr. and Mr. Michael R. Matacunas will be nominees at an annual stockholder's meeting. The six directors elected at the 2020 Annual Meeting were incumbents. Mr. Lazaretos and Mr. Robert G. Brown were appointed to the Board by the Written Consent Actions submitted by the Majority Stockholders, which became effective on December 10, 2019, and April 24, 2020, respectively.  Mr. James R. Brown, Sr. was elected to the Board on January 19, 2021, in a special meeting called by Mr. Robert G. Brown and related parties.

Based on each director's and director nominee's respective officers' and directors' questionnaires, as required by the Nominations Policy and the committee charters, the Governance Committee and Board each determined that, under Nasdaq Rules and SEC Rules: Mr. Panagiotis ("Panos") N. Lazaretos and Mr. Peter W. Brown, are independent directors (except Mr. Peter W.  Brown is not considered independent for Related Party or Audit Committee purposes).

2019 Restated By-Laws

In the By-Laws Action, the Corporation had sought to invalidate the proposed amendments to SGRP's then-current By-Laws put forth in a written consent by the Majority Stockholders (the "Proposed Amendments") because the Board's Governance Committee believed that the Proposed Amendments would have negatively impacted all stockholders (particularly minority stockholders) by (among other things) weakening the independence of the Board through new supermajority requirements, eliminating the Board's independent majority requirement, and subjecting various functions of the Board respecting vacancies on the Board to the prior approval of the holders of a majority of the Common Stock (i.e., the Majority Stockholders), and thus also potentially reducing the representation of SGRP's minority stockholders.

As part of the Settlement, on January 18, 2019, the Governance Committee and Board accepted certain of the Proposed Amendments of the Majority Stockholders with negotiated changes and clarifications, and adopted the Amended and Restated By-Laws of SPAR Group, Inc. (the "Restated By-Laws"). A current copy of the Restated By-Laws as amended through February 22, 2021, is posted and available to stockholders and the public on the Corporation's web site (www.sparinc.com).

In the Restated By-Laws, the negotiated changes to the Proposed Amendments preserved the current roles of the Governance Committee and Board in the location, evaluation, and selection of candidates for director and in the nominations of those candidates for the annual stockholders meeting and appointment of those candidates to fill Board vacancies (other than those under a written consent by the Majority Stockholders making a removal and appointment, which is unchanged).

The Restated By-Laws now also include the following:

●

Any vacancy that results from the death, retirement or resignation of a director that remains unfilled by the directors for more than 90 days may be filled by the stockholders.  But Proposal 6 in the 2020 Annual Meeting Proxy/Information Statement (as proposed by Robert G. Brown and related parties) was approved and eliminated the period during which the Board has the exclusive right to fill such vacancies.

●	Certain stockholder proposals may now be made up to the 90th day prior to the first anniversary of the preceding year's Annual Meeting.

●	The Board size can only be changed by the stockholders (as provided in such Proposed Amendments).

●	The section requiring majority Board independence has been removed (as provided in such Proposed Amendments).

●

The By-Laws now require that each candidate for director sign a written irrevocable letter of resignation and retirement effective upon such person failing to be re-elected by the required majority stockholder vote.

●	A vote of at least 51% of all directors (and not just those present and voting) is now required for any of the following:

o	Issuance of more than 250,000 shares of stock (other than under the Corporation's stock compensation plans);

o	Issuance of any preferred stock;

o	Declaration of any non-cash dividend on the shares of capital stock of the Corporation;

o	By-Laws modification;

o	Formation or expansion of the authority of any Committee or subcommittee; or

o	Appointment or removal of any Committee director.

Limitation of Liability and Indemnification Matters

The Corporation's Certificate of Incorporation, as amended, eliminates the liability of all directors to the Corporation and its stockholders for monetary damages for breaches of their fiduciary duties as directors to the maximum extent such liability can be eliminated or limited under the Delaware General Corporation Law, as amended (the "DGCL"), which applies to the Corporation as a Delaware corporation. The DGCL permits a certificate of incorporation to include a provision eliminating such personal liability of its directors, and such elimination is effective under the DGCL, except that such liability currently may not be eliminated or limited under the DGCL: (i) for any breach of their duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or (iv) for any transaction from which the director derived an improper personal benefit.

The Restated By-Laws (unchanged in this regard by the latest restatement) provide that the Corporation must indemnify each of its current and former directors, executive officers and other designated persons (including those serving its affiliates in such capacities at the Corporation's request), and may in the Board's discretion indemnify the other current and former officers, employees and other agents of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding against them in such capacity to the fullest extent permitted by DGCL. The Restated By-Laws also provide that the Corporation must advance the expenses (including attorneys' fees) actually and reasonably incurred by any director in defending any such action, suit or proceeding in advance of its final disposition, subject to such person's agreement to the extent required by the DGCL under the circumstances to reimburse the Corporation if such person is not entitled to indemnification. The Restated By-Laws and these mandatory indemnification provisions were approved and recommended by the Governance Committee and adopted by the Board of Directors of the Corporation in order to conform to the current practices of most public companies and to attract and maintain quality candidates for its directors and management, and are included in the Restated By-Law (see above). A current copy of the Restated By-Laws is posted and available to stockholders and the public on the Corporation's web site (www.sparinc.com).

Section 145 of the DGCL provides that the Corporation (as a Delaware corporation) has the power to indemnify under various circumstances anyone who is or was serving as a director, officer, employee or agent of the Corporation or (at its request) another corporation, partnership, joint venture, trust or other enterprise, which includes indemnification against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), but only if: (i) such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation; (ii) in the case of any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; and (iii) in the case of any suit by or in the right of the Corporation in which the person is adjudged to be liable to the Corporation, the applicable court determines such person is nevertheless fairly and reasonably entitled to such indemnification under the circumstances. Section 145 of the DGCL also permits the Corporation to pay or advance the expenses (including attorneys' fees) actually and reasonably incurred by any such person in defending any such action, suit or proceeding, and requires that the Corporation indemnify such person for such unpaid expenses upon a successful defense of such action, suit or proceeding.

The Company maintains director and officer liability insurance that (subject to deductibles, maximums and exceptions) covers most liabilities arising out of the acts or omissions of any officer, director, employee or other covered person, both for the benefit of the Company and the direct benefit of its directors and officers, regardless of whether the Restated By-Laws or DGCL Section 145 would permit indemnification of the matters covered by such insurance. The Restated By-Laws (and DGCL Section 145) expressly permit the Corporation to secure such insurance and expressly provide that their respective indemnification provisions are not exclusive of any other rights to which the indemnified party may be entitled, including such insurance.

At present, except for demands for advancement of legal fees related to the Delaware action by Messrs. Brown, there is no pending action, suit or proceeding involving any director, officer, employee or agent of the Company in such capacity in which advancement or indemnification may be required or permitted. See SBS Bankruptcy, Settlement and March 2020 Claim and Advancement Claims in Commitments and Contingencies - Legal Matters in Note 6 to the Consolidated Financial Statements in the 2020 Annual Report as updated in Note 8 to the Consolidated Financial Statements in the 2021 Q1 Report.

Ethics Codes

SGRP has adopted codes of ethical conduct applicable to all of its directors, officers and employees, as approved and recommended by the Governance Committee and Audit Committee and adopted by the Board, in accordance with Nasdaq Rules and SEC Rules. These codes of conduct (collectively, the "Ethics Code") consist of: (1) the SPAR Group Code of Ethical Conduct for its Directors, Executives, Officers, Employees, Consultants and other Representatives Amended and Restated (as of) March 15, 2018 (the "Restated Ethical Code"); and (2) Statement of Policy Regarding Personal Securities Transactions in SGRP Stock and Non-Public Information, as amended and restated on May 1, 2004, and as further amended through March 10, 2011. Both Committees were involved because general authority over the Ethics Codes shifted from the Audit Committee to the Governance Committee with the adoption of the committee charters on May 18, 2004. However, the Audit Committee retained the express duty to review and approve the overall fairness of all material related-party transactions. You can obtain and review current copies of such code and policy on the Company's web site (www.sparinc.com), which are posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

STOCK-BASED COMPENSATION PLANS

The Company believes that it is desirable to align the interests of its directors, executives, employees and consultants with those of its stockholders through their ownership of shares of Common Stock issued by ("SGRP Shares"). Although the Company does not require its directors, executives, employees or consultants to own SGRP Shares, the Company believes that it can help achieve this objective: (i) by providing medium term equity incentives through the issuance to its eligible directors, executives, employees or consultants of options to purchase SGRP Shares and other stock-based awards, which it believes it has done pursuant to the Prior  Plans (as defined below); (ii) by providing medium-term equity incentives through the issuance to its eligible directors, executives and employees of options to purchase SGRP Shares pursuant to the 2020 Plan (as defined below) if approved by SGRP's stockholders; and (iii) by facilitating the purchase of SGRP Shares by all of its eligible executives, employees and consultants who elect to participate in its Employee or Consultant Stock Purchase Plans (as defined below). In particular, the Company believes that granting stock-based awards (including restricted options to purchase SGRP Shares to such directors, executives and employees, encourages growth in their ownership of SGRP Shares, which in turn leads to the expansion of their stake in the longer-term performance and success of the Company.

SGRP has granted stock option and restricted stock awards to the Company's eligible directors, officers and employees and consultants providing services to the Company to purchase SGRP Shares pursuant to SGRP's 2020 Stock Compensation (the "2020 Plan"), SGRP's 2018 Stock Compensation (the "2018 Plan"), and SGRP's 2008 Stock Compensation Plan (as amended, the "2008 Plan"). SGRP's stockholders approved and adopted the 2020 Plan in January 2021, the 2018 Plan in May 2018, and the 2008 Plan in May 2008, as the successor to various predecessor stock option plans.

As of February 4, 2021, there were awards representing 565,000 shares of SGRP's Common Stock that had been granted under the 2018 Plan (all of which remained outstanding), there were Awards respecting 600,000 shares of SGRP’s Common Stock that had been granted under the 2018 Plan (365,000 of which remained outstanding), and Awards respecting 1,085,812 shares of SGRP’s Common Stock remain outstanding under the 2008 Plan.  After May 1, 2021, no further grants can be made under the 2020 Plan respecting shares of SGRP's Common Stock.  After May 31, 2019, the 2018 Plan ended and no further grants can be made under the 2018 Plan respecting shares of SGRP's Common Stock.  As of September 2019, there were no Awards available for grant under the 2008 Plan.

2021 Plan

On June 4, 2021, the Board's Compensation Committee (the "Compensation Committee") approved and recommended, and on June 4, 2021, the Board authorized and approved the revised proposed 2021 Stock Compensation Plan of SPAR Group, Inc. (the "2021 Plan") to be submitted to the Corporation's stockholders for ratification and approval. If ratified and approved by the Corporation's stockholders, the 2021 Plan will become effective immediately upon stockholder approval (the "2021 Plan Effective Date"), and the 2021 Plan will govern all NQSOs and RSUs (as defined below) issued thereafter. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the 2021 Plan.

At the Annual Meeting, the Corporation's stockholders will be asked to ratify and approve the 2021 Plan of SPAR Group, Inc. (the "2021 Plan"):  (a) for a ten-month term from the 2021 Plan Effective Date (as defined below) through May 31, 2021 (the "2021 Period"); (b) provide for the issuance of NQSOs and RSUs awards respecting shares of SGRP's Common Stock ("SGRP Shares") covering up to a total of 400,000 shares ("Maximum Award") under the 2021 Plan ("New Awards") to, in or otherwise respecting its Common Stock ("New Award Shares") so long as the New Award Shares covered by each proposed New Award or group of New Awards in the aggregate (NQSOs plus RSUs) do not at the time of the proposed issuance exceed the Maximum Award and the RSU component does not exceed 150,000 New Award Shares.

For a summary of the 2021 Plan, see PROPOSAL 5 – RATIFICATION AND APPROVAL OF THE BOARD OF DIRECTORS' ADOPTION OF THE 2021 STOCK COMPENSATION PLAN, above.

2020 Plan

The Board authorized and approved the revised proposed 2020 Stock Compensation Plan of SPAR Group, Inc. (the "2020 Plan"), to be submitted to the Corporation's stockholders for ratification and approval at the Special Meeting, and it was approved on January 19, 2021. The 2020 Plan: (a) has four-month term from the 2020 Plan Effective Date (as defined below) through May 1, 2021 (the "20-21 Period"); (b) provides for the issuance of "non-qualified" option awards to purchase shares of SGRP's Common Stock ("SGRP Shares") aggregating: (i) 550,000 SGRP Shares plus; (ii) 50,000 SGRP Shares for each of up to the first three additional new Directors during the period December 1, 2020, to April 30, 2021 (for a possible total of 700,000 SGRP Shares) available for future Awards during the 20-21 Period as outlined below (the "20-21 Maximum") under 2020 Plan; (c) requires the Company to issue as of the Effective Date of the Plan new awards for options to purchase: (i) New Awards for options to purchase an aggregate of 125,000 New Award Shares to 19 employees (other than the Named Executive Officers) in individual amounts designated by the Board; (ii) 10,000 new award shares to each of Panagiotis N. Lazaretos, Igor Novgorodtsev, Robert G. Brown, and Arthur H. Baer (each a director); and (iii) 50,000 new award shares to each member of the Board of Directors on the Effective Date of the Plan.

The 2020 Plan became effective immediately upon the approval by stockholders on January 19, 2021 (the "2020 Plan Effective Date"), and the 2020 Plan will govern all options issued thereafter. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the 2020 Plan.

The 2020 Plan provides: (i) for a term from the 2020 Plan Effective Date (as defined below) through May 31, 2021 (the "20-21 Period"); and (ii) for 550,000 shares of SGRP's Common Stock ("SGRP Shares") plus 50,000 additional SGRP Shares for each new director added to the Board between January 19, 2021 and April 1,2021, available for future Awards during the 20-21 Period as outlined below (the "20-21 Maximum") under the 2020 Plan. The descriptions of the 2020 Plan below are subject to and are qualified in their entirety by the full text of the 2020 Plan, which is attached as Annex B to and is hereby incorporated by reference into this Proxy Statement.

Since one new director joined the Board, 600,000 SGRP, Shares were available for Awards on the 2020 Plan Effective Date.  On February 4, 2021, NQSO Awards were granted respecting 565,000 shares of SGRP's Common Stock.   After making those awards, the remaining availability for future new awards for options to purchase as 35,000 SGRP Shares unless new directors join the Board between January 19, 2021 and May 1, 2021.  The Plan will have expired on May 1, 2021.

Under the 2020 Plan, the Company (through its Compensation Committee with Board approval) may from time to time grant Awards in the form of nonqualified stock options ("NQSOs"), respecting SGRP Shares to and the Company's specified executives and employees and directors.  However, unlike the 2008 Plan and 2018 Plan, the 2020 Plan does not permit the granting of incentive stock options ("ISOs"), stock appreciation rights based on SGRP Shares ("SARs"), restricted SGRP Shares ("Restricted Stock"), or restricted stock units based on SGRP Shares ("RSUs").

Summary of the 2020 Plan

The 2021 Plan and information regarding options granted thereunder is summarized above, and the 2020 Plan and 2018 Plan and information regarding options, stock appreciation rights, restricted stock and restricted stock units granted thereunder are summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of those Plans. Unless again amended and extended (as approved by SGRP's stockholders), the 2020 Plan terminates on May 1, 2021, and thereafter no further Awards may be made under it unless additional time and shares are added to it in an amendment approved by the Board and stockholders. Awards granted prior to the end the final term of the 2020 Plan shall continue to be governed by the 2020 Plan (which 2020 Plan shall continue in full force and effect for that purpose).

Subject to the terms and conditions and within the limitations of the 2020 Plan, the Compensation Committee has the power and authority to recommend to the Board for Board approval: (i) the persons who shall be granted Awards under the 2020 Plan; (ii) when they shall receive Awards and the applicable grant dates; (iii) the standard term of each award, including any provisions for early termination or forfeiture; (iv) the method or formula for determining: (A) the date each option shall become exercisable; (B) whether the installments shall be cumulative; and (C) the date each installment shall become exercisable or vest and the term of each installment; (v) the form of payment of the exercise price for any option; (vi) the method or formula for determining: (A) the exercise price of each option; and (B) the Fair Market Value of a share of Common Stock for all purposes of the Plan; (vii) whether and under what conditions to subject the exercise or vesting of all or any portion of an award to the fulfillment of certain restrictions or contingencies, including (without limitation) restrictions or contingencies relating to: (A) entering into a covenant not to compete with any SGRP Company; (B) financial objectives for the Corporation, any of its Subsidiaries, a division, a product line or other category; and/or (C) the period of continued employment or consulting of the awardee with any SGRP Company, and in each case to determine whether such restrictions or contingencies have been met; (viii) the method or formula for determining the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts with respect to any award; (ix) whether to cancel or modify an award either with or without the consent of the Awardee or as provided in the Contract, provided, however, that any modified provision is permitted to be included in an Award granted under the 2020 Plan on the date of the modification, and provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the 2020 Plan; (x) how to construe the respective Contracts and the 2020 Plan; and (xi) the policies, rules and regulations relating to the 2020 Plan and how and when to prescribe, amend and rescind the same.

The 2020 Plan sets and limits the maximum number of shares of Common Stock that may be issued pursuant to Awards made under the 2020 Plan to the 20-21 Maximum during the 20-21 Period, subject to adjustment as provided in the 2020 Plan (see below).

The employees, officers and directors of the providing services to the Company (collectively, the "Participants") under the 2020 Plan may be (and under the 2018 Plan may have been) granted certain Equity Compensation Awards based on SGRP Shares. There are approximately 120 employees, officers and directors who currently meet the eligibility requirements to participate in the 2020 Plan.

Like the 2018 Plan, the 2020 Plan permits the granting of awards consisting of non-qualified options to purchase shares of SGRP Shares Common Stock ("NQSOs" or "Options"). However (unlike the 2018 Plan and 2008 Plan), the 2020 Plan does not permit granting options that qualify under Section 422 of the United States Internal Revenue Code of 1986 as amended (the "Code") for treatment as incentive stock options ("Incentive Stock Options" or "ISOs") stock appreciation rights based on SGRP Shares ("SARs"), restricted SGRP Shares ("Restricted Stock"), and restricted stock units based on SGRP Shares ("RSUs").

2008 Plan Summary

2008 Plan Stock option award activity for the years ended December 31, 2020 and 2019 is summarized below:

Option Awards	Covered Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (thousands)
Outstanding at January 1, 2019	3,044,927	$1.01	4.55	$103
Granted	–	–	–	–
Exercised/cancelled	804,580	0.44	–	–
Forfeited or expired	13,136	–	–	–
Outstanding at December 31, 2019	2,227,211	$1.22	4.83	$452
Granted	–	–	–	–
Exercised	57,500	1.00	–	–
Forfeited or expired	711,775	–	–	–
Outstanding at December 31, 2020	1,457,936	$1.31	3.63	$113
Exercisable at December 31, 2020	1,367,936	$1.33	3,45	$101

The weighted-average grant-date fair value of stock option awards granted during the year ended December 31, 2020 was $0.00. The total intrinsic value of stock option awards exercised during the year ended December 31, 2020 and 2019 was $6,000 and $257,000, respectively.

The Company recognized $95,000 and $139,000 in stock-based compensation expense relating to stock option awards during the years ended December 31, 2020 and 2019, respectively. The recognized tax benefit on stock-based compensation expense related to stock options during the years ended December 31, 2020 and 2019, was approximately $24,000 and $35,000, respectively.

As of December 31, 2020, total unrecognized stock-based compensation expense related to stock options was $17,000. This expense is expected to be recognized over a weighted average period of approximately 1.0 years, and will be adjusted for changes in estimated forfeitures.

2018 Plan Summary

Following are the specific valuation assumptions used for options granted in 2020 and 2019 for the 2019 Plan:

	2020	2019
Expected volatility	0.0%	39%
Expected dividend yields	0.0%	0.0%
Expected term (in years)	2	3
Risk free interest rate	0.0%	2.3%
Expected forfeiture rate	0.0%	5.0%

2018 Plan Stock option award activity for the years ended December 31, 2020 and 2019 are summarized below:

Option Awards	Covered Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (thousands)
Outstanding at January 1, 2019	235,000	$1.23	9.35	–
Granted	245,000	1.23	–	–
Exercised/cancelled	–	–	–	–
Forfeited or expired	–	–	–	–
Outstanding at December 31, 2019	555,000	$0.89	8.88	$–
Granted	–	–	–	–
Exercised	18,750	0.64	–	–
Forfeited or expired	106,250	–	–	–
Outstanding at December 31, 2020	430,000	$0.90	7.87	$8
Exercisable at December 31, 2020	281,250	$0.90	7.87	$8

The weighted-average grant-date fair value of stock option awards granted during the year ended December 31, 2020 was $0.00. The total intrinsic value of stock option awards exercised during the years ended December 31, 2020 and 2018 was $3,000 and $0.

The Company recognized $34,000 and $90,000 in stock-based compensation expense relating to stock option awards during the years ended December 31, 2020 and 2019, respectively. The recognized tax benefit on stock-based compensation expense related to stock options during the years ended December 31, 2020 and 2019, was approximately $8,000 and $22,000, respectively.

As of December 31, 2020, total unrecognized stock-based compensation expense related to stock options was $41,000. This expense is expected to be recognized over a weighted average period of approximately 2.0 years, and will be adjusted for changes in estimated forfeitures.

Restricted Stock- 2008 Plan

The restricted stock awards previously issued under the 2008 Plan vested during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company. Restricted stock granted under the 2008 Plan is measured at fair value on the date of the grant, based on the number of shares granted and the quoted price of the Company's common stock. The shares of stock are issued and value is recognized as compensation expense ratably over the requisite service period which generally is the award's vesting period. The Company did not issue restricted stock awards to its employees or Directors under the 2008 plan during the years ended December 31, 2020 and 2019.

The following table summarizes the activity for restricted stock Awards during the years ended December 31, 2020 and 2019:

	Shares	Weighted- Average Grant Date Fair Value per Share
Unvested at January 1, 2019	1,000	$1.36
Granted	–	–
Vested	(1,000)	1.36
Forfeited	–	–
Unvested at December 31, 2019	–	–
Granted	–	–
Vested	–	–
Forfeited	–	–
Unvested at December 31, 2020	–	$–

During the years ended December 31, 2020 and 2019, the Company recognized approximately $0 and $1,200, respectively, of stock-based compensation expense related to restricted stock. The recognized tax benefit on stock-based compensation expense related to restricted stock during the years ended December 31, 2020 and 2019 was approximately $0.

As of December 31, 2020, total unrecognized stock-based compensation expense related to unvested restricted stock awards was $0.

Restricted Stock - 2018 Plan

The restricted stock awards previously issued under the 2018 Plan (like those under the 2008 Plan) vested during the first four years following issuance at the rate of 25% on each anniversary date of their issuance so long as the holder continues to be employed by the Company. Restricted stock granted under the 2018 Plan (like those under the 2008 Plan) is measured at fair value on the date of the grant, based on the number of shares granted and the quoted price of the Company's common stock. The shares of stock are issued and value is recognized as compensation expense ratably over the requisite service period which generally is the award's vesting period. In 2020 and 2019, there were no restricted stock awards issued to its Directors.

The following table summarizes the activity for restricted stock awards during the year ended December 31, 2020 and 2019:

	Shares	Weighted- Average Grant Date Fair Value per Share
Unvested at January 1, 2019	10,000	$1.23
Granted	–	–
Vested	(10,000)	1.23
Forfeited	–	–
Unvested at December 31, 2019	–	1.23
Granted	–	–
Vested	–	–
Forfeited	–	–
Unvested at December 31, 2020	–	$–

During the years ended December 31, 2020 and 2019, the Company recognized approximately $0 and $4,000, respectively, of stock-based compensation expense related to restricted stock. The recognized tax benefit on stock-based compensation expense related to restricted stock during the years ended December 31, 2020 and 2019 was approximately $0 and $1,000, respectively.

During the years ended December 31, 2020 and 2019, the total fair value of restricted stock vested was $0 and $7,000, respectively.

As of December 31, 2020 and 2019, total unrecognized stock-based compensation expense related to unvested restricted stock awards was $0.

Inducement Stock Award Summary

Nasdaq Rules permit the grant of individualized options, RSUs and other stock based awards outside of stockholder approved plans to induce executives to accept employment with the Corporation.  Such inducement awards require Board approval, but do not require stockholder approval.   See Recent Inducement Awards, below.

On February 22, 2021, as an inducement to Mike Matacunas to become the Corporation's Chief Executive Officer and a Director, the Corporation granted to Mr. Matacunas Awards consisting of: (a) nonqualified options to acquire 630,000 SGRP shares at $1.90 per share; and (b) RSUs issued and effective: (i) on that date RSUs having a fair market value of $50,000 as of that date; and (ii) on May15, 2022, and on May 15 of each following year through 2031, provided that Grantee is then still employed as the CEO of the Corporation on such date, RSUs having a Fair Market Value of $100,000 on each such date, which shall be automatically issued and effective and shall be recorded by the Corporation on its books and records on each such date.  Each of his RSU Awards vests one year after issuance.  His Option Award vests on February 22, 2022.

On August 31, 2020, as an inducement to Fay DeVriese to become the Corporation's Chief Financial Officer and a Director, the Corporation granted to Ms. DeVriese an Award consisting of nonqualified options to acquire 200,000 SGRP shares at $0.85 per share, vesting twenty-five percent (25%) of the total number of shares of Common Stock subject hereto on August 31, 2021, and the balance of the Option shall thereafter vest and become exercisable in a series of three successive equal annual installments upon the Optionee's completion of each additional year of employment over the three year period following August 31, 2021, such that the balance of the Option will be fully vested on August 31, 2024.

During 2020, the Company issued inducement stock option awards for acquiring 200,000 SGRP shares outside the 2018 Plan.

Inducement option award activity for the year ended December 31, 2020 is summarized below:

Option Awards	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (thousands)
Outstanding at December 31, 2019	–	–	–	–
Granted	200,000	$0.85	9.67	$60
Exercised	–	–	–	–
Forfeited or expired	–	–	–	–
Outstanding at December 31, 2020	200,000	$0.85	9.67	$60
Exercisable at December 31, 2020	–	–	–	–

The weighted-average grant-date fair value of stock option Awards granted during the year ended December 31, 2020 was $0. The total intrinsic value of stock option Awards exercised during the year ended December 31, 2020 was $0.

The Company recognized $7,000 and $0 in stock-based compensation expense relating to stock option awards during the year ended December 31, 2020. The recognized tax benefit on stock-based compensation expense related to stock options during the years ended December 31, 2020, was approximately $2,000.

As of December 31, 2020, total unrecognized stock-based compensation expense related to stock options was $71,000. This expense is expected to be recognized over a weighted average period of approximately 4.0 years, and will be adjusted for changes in estimated forfeitures.

Stock Purchase Plans

In 2001, SGRP adopted its 2001 Employee Stock Purchase Plan (the "ESP Plan"), which replaced its earlier existing plan, and its 2001 Consultant Stock Purchase Plan (the "CSP Plan"). These plans were each effective as of June 1, 2001. The ESP Plan allows employees of the Company, and the CSP Plan allows employees of the affiliates of the Company to purchase SGRP's Common Stock from SGRP without having to pay any brokerage commissions. On August 8, 2002, the Board approved a 15% discount for employee purchases of Common Stock under the ESP Plan and recommended that its affiliates pay 15% of the value of the stock purchased as a cash bonus for affiliate consultant purchases of Common Stock under the CSP Plan.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation for services rendered to the Company in all capacities for the years ended December 31, 2020 and 2019 (but see - Transactions with Related Persons, Promoters and Certain Control Persons, below), by: (i) the Corporation's Chief Executive Officer; and (ii) each of the other persons named below, which include the two most highly compensated Executives or other Officers of the Company. "Named Executive Officers" shall mean each of the individuals listed below, other than Mr. Bartels. The Company does not have any Non-Equity Incentive Compensation Plans other than as part of its individual Incentive Bonus Plans, any pension plans or any non-qualified deferred compensation plans, and accordingly those columns have been omitted.

Effective as of August 1, 2020, Arthur B. Drogue and R. Eric McCarthey, who previously served as independent directors of SGRP, have retired. Additionally, after the close of business on July 15, 2020, the Corporation received: (a) a notice of voluntary resignation of Christiaan M. Olivier as Chief Executive Officer (Principal Executive Officer), President and a director of SGRP, and from all positions with SGRP's subsidiaries, effective with the close of business on August 7, 2020; and (b) a notice of the voluntary retirement of James R. Segreto as Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Secretary of SGRP, and from all positions with SGRP's subsidiaries, effective with the close of business on August 7, 2020. Effective as of August 31, 2020, Fay DeVriese became the Chief Financial Officer of SGRP.  Mr. Steven J. Adolph resigned as President International of SGRP effective April 23, 2021.  Mr. Gerard Marrone is retiring as Chief Revenue Officer of SGRP effective June 15, 2021.

Name and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($) (2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Christiaan M. Olivier	2020	215,704	414,814	–	3,204	23,200	656,922
Chief Executive Officer, President and Director	2019	300,000	100,000	6,738	–	20,800	427,538
William H. Bartels (3)	2020	100,000	–	–	–	20,588	120,588
Vice Chairman and Director	2019	150,000	–	–	–	4,800	154,800
James R. Segreto	2020	154,000	181,839	–	–	3,600	339,939
Chief Financial Officer, Treasurer and Secretary	2019	204,749	–	–	38,560	4,800	248,109
Fay DeVriese	2020	85,365	–	–	–	–	85,365
Chief Financial Officer, Treasurer and Secretary
Kori G. Belzer	2020	255,567	208,632	–	5,250	4,800	474,249
Chief Operating Officer	2019	220,106	–	–	35,174	4,800	260,080
Steven J. Adolph	2020	206,000	20,600	–	–	–	226,600
President International	2019	204,749	100,000	–	–	–	304,749
Gerard Marrone	2020	206,000	250,401	–	–	–	456,401
Chief Revenue Officer	2019	204,749	–	–	9,500	–	214,249
A. Husam Mufti	2020	167,500	141,234	–	–	–	308,734
Chief Information Officer	2019	167,716	7,500	–	9,800	–	185,016

(1)

These are not amounts actually paid to or received by the Named Executive or Officer. These are "compensation expenses" for restricted stock or stock option awards recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC-718- 10.  See Note 2 to our 2019 Annual Report on Form 10-K for additional assumptions used to value stock and option awards.

(2)	"Other Compensation" primarily represents automobile allowance, except for, the $16,000 paid to Christiaan Olivier for living expenses.
(3)

Mr. Bartels was and continues to be a director of SGRP, but retired as Vice Chairman on July 17, 2020, and retired as an employee of SGRP as of January 1, 2020.  Accordingly, Mr. Bartels is now a non-employee director. (See Bartels' Retirement and Director Compensation, below for a description of the benefits that he will receive as a director.)

Narrative to Summary Compensation Table

Compensation Elements

As indicated in the Summary Compensation Table above, in addition to base salary, we provide the following compensation and benefits to our Named Executive Officers:

●

Cash Bonuses. Annually, the Company enters into bonus plans with key management and administrators based on specified goals. The bonuses noted in the above table that were paid in 2020 were in fact earned in 2019.

●

Stock and Option Awards. The Corporation grants our Named Executive Officers awards of stock options and restricted stock from time to time. During 2019, the Corporation granted Messrs. Olivier, Segreto, Belzer and Marrone options to purchase shares of our common stock. Such options were issued with an exercise price equal to the fair market value on the date of grant and vest and become exercisable 25% on each of the first four anniversaries of the date of grant, provided that the recipient remains employed through the vesting date.

●

Retirement Benefits.  The only retirement plan the Company maintains in the United States is its 401(k) Profit Sharing Plan, which is which is a tax-qualified defined contribution plan that is available to all of its eligible employees, including the Named Executive Officers. Although it is not required to do so, the Corporation makes discretionary contributions to plan participants from time to time. In 2020, the Corporation contributed a total of $75,000 to that plan, which was shared by its 197 participants in proportion to their respective contributions. The amounts that the Corporation contributed to each of the Named Executive Officers is included in the "All Other Compensation" column above. The Corporation does not maintain any defined benefit pension plans, supplemental retirement plans, or nonqualified deferred compensation plans. However, see Bartels' Retirement and Director Compensation, below.

●

Other Benefits and Perquisites.  Other than providing car allowances and paying for life and long-term disability benefits, each as described in footnote (2) to the Summary Compensation Table above, the Corporation does not provide any perquisites or other benefits to its Named Executive Officers. The Corporation provides standard healthcare benefits to its eligible employees, including the Named Executive Officers.

SGRP has not entered into an employment agreement with any of our Named Executive Officers.

Potential Severance Payments upon a Change-In-Control and Termination

In order to retain and motivate certain highly qualified executives in the event of a "Change-in-Control", the Corporation entered into a separate Amended and Restated Change in Control Severance Agreement in substantially the same form (each a "CICSA") with Messrs. Belzer and Marrone, all of which are still in effect, and which each were most recently amended as of November 8, 2018.

Each CICSA provides that the applicable executive will receive a lump sum severance payment if both: (1) a "Change in Control" occurs (which includes certain changes in ownership as well as the hiring of a new Chief Executive Officer and non-independence of the Board); and (2) within the "Protected Period" the executive either resigns for "Good Reason" (such as an adverse change in duties or compensation) or is terminated other than in a "Termination For Cause" (as such terms are defined in the applicable CICSA). The Protected Period is equal to the greater of 36 months from the date of the CICSA or 24 months from the then most recent Change in Control (which could begin after the end of such 36-month period). The CICSA severance payment is equal to the sum of: (i) the employee's monthly salary times the number of remaining months in the Protected Period following such resignation or termination; plus (ii) the maximum bonus if any that would have been paid to such employee for any bonus plan then in effect (not to exceed 25% of the employee's annual salary).

The Corporation also has entered into a separate Executive Officer Severance Agreement (each an "EOSA") with Ms. Fay DeVriese dated as of August 4, 2020.  The EOSA does not require a "Change in Control" but does require a resignation for "Good Reason" (such as an adverse change in duties or compensation) or termination other than in a "Termination For Cause" within the applicable "Protected Period" (which for Ms. DeVriese means until her EOSA terminates) for severance to be paid, as such terms are defined in the applicable EOSA. Severance payments under an EOSA are generally equal to six months of his salary (but without duplication of any payment due under any applicable CICSA).

Mr. Marrone retired from SGRP effective June 15, 2021.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options, unvested stock options and certain related information for each Named Officer outstanding as of December 31, 2020.

	Stock Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable at 12/31/20 (#)	Number of Securities Underlying Unexercised Options Not Exercisable at 12/31/20 (#)		Option Exercise Price ($)	Option Expiration Date
James Segreto	08/05/10	30,000	–		$1.00	08/05/20
	08/04/11	30,000	–		$1.23	08/04/21
	08/01/12	30,000	–		$1.09	08/01/22
	08/06/13	35,000	–		$2.14	08/06/23
	08/07/14	–	–
	08/13/15	–	–
	08/11/16	25,000	–		$0.92	08/11/26
	08/09/17	25,000	–		$1.05	08/09/27
	05/03/18	20,000	–		$1.23	05/03/28
	04/05/19	20,000	–		$0.64	04/05/29
Fay DeVriese	08/31/20	–	200,000	(4)	$0.85	08/31/30
Kori Belzer	08/05/10	35,000	–		$1.00	08/05/20
	08/04/11	35,000	–		$1.23	08/04/21
	08/01/12	35,000	–		$1.09	08/01/22
	08/06/13	35,000	–		$2.14	08/06/23
	08/07/14	–	–
	08/13/15	–	–
	08/11/16	25,000	–		$0.92	08/11/26
	05/07/17	18,750	6,250	(1)	$0.90	05/17/27
	05/03/18	10,000	10,000	(2)	$1.23	05/03/28
	04/05/19	6,250	18,750	(3)	$0.64	04/05/29
Gerard Marrone	01/09/17	25,000	25,000	(1)	$1.00	01/09/27
	05/03/18	10,000	10,000	(2)	$1.23	05/03/28
	04/05/19	5,000	15,000	(3)	$0.64	04/05/29
Steven Adolph	06/20/16	100,000	–		$0.99	06/20/26
	08/09/17	18,750	6,250	(1)	$1.05	08/09/27
	05/03/18	10,000	10,000	(2)	$1.23	05/03/28
	04/05/19	5,000	15,000	(3)	$0.64	04/05/29
A. Husam Mufti	08/04/11	4,500	–		$1.23	08/04/21
	08/01/12	5,000	–		$1.09	08/01/22
	08/06/13	5,000	–		$2.14	08/06/23
	08/07/14	–	–
	08/13/15	–	–
	08/11/16	–	–
	05/07/17	7,500	2,500	(1)	$0.90	05/17/27
	05/03/18	7,500	7,500	(2)	$1.23	05/03/28
	04/05/19	3,750	11,250	(3)	$0.64	04/05/29

(1)	Amounts vest on the anniversary of the grant date in 2021.
(2)	Amounts vest on the anniversary of the grant date, one half in 2021 and 2022.
(3)	Amounts vest on the anniversary of the grant date, one third in each 2021, 2022, and 2023.
(4)	Amounts vest on the anniversary of the grant date, one fourth in each 2021, 2022, 2023, and 2024.

COMPENSATION OF DIRECTORS

The following table sets forth all compensation costs of the Corporation for services rendered to it by its directors (other than any Named Officer), and certain other amounts that may have been received by or allocated to them, for the year ended December 31, 2020. The Corporation has not given restricted stock awards to its directors and does not have pension plans or non-qualified deferred compensation plans for its directors, so those columns have been omitted.

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Arthur B. Drogue (2)	2020	67,500	–	–	67,500
R. Eric McCarthey (3)	2020	44,107	–	–	44,107
Peter W. Brown	2020	57,250	–	–	57,250
Robert G. Brown	2020	38,604	–	–	38,604
William H. Bartels	2020	105,000	–	–	105,000
Jeffery A. Mayer (4)	2020	64,158	–	–	64,158
Arthur H. Baer (5)	2020	78,605	–	–	78,605
Panagiotis N. Lazaretos	2020	48,867	–	–	48,867
Igor Novgorodtsev (6)	2020	36,730	–	–	36,730
James R. Brown, Sr. (7)	2020	–	–	–	–

(1)

These are not amounts actually paid to or received by the named director. These are "compensation expenses" for restricted stock or stock option awards recognized by the Corporation under generally accepted accounting principles computed in accordance with ASC- 718-10.

(2)	Mr. Drogue's tenure as a director of SGRP ended on August 1, 2020.
(3)	Mr. McCarthey's tenure as a director of SGRP ended on August 1, 2020.
(4)	Mr. Mayer's tenure as a director of SGRP ended on June 9, 2021.
(5)	Mr. Baer's tenure as a director of SGRP ended on June 9, 2021.
(6)	Mr. Igor Novgorodtsev's tenure as a director of SGRP started on May 28, 2020 and ended on June 9, 2021.
(7)	Mr. James R. Brown, Sr.'s tenure as a director of SGRP started on January 19, 2021.

Discussion of Directors' Compensation

The Compensation Committee administers the compensation of directors pursuant to SGRP's Director Compensation Plan for its outside Directors, as approved and amended by the Committee from time to time (the "Directors Compensation Plan"), as well as the compensation for SGRP's executives. The Directors Compensation Plan was modified in the March 16, 2017, quarterly meeting of the Compensation Committee, effective April 1, 2017.

Under the Directors Compensation Plan taking effect for all periods on and after April 1, 2017: each Independent Director and Non- Employee Director is entitled to receive director's fees of $55,000 per annum; each applicable Independent Director is entitled to receive for chairing the applicable committee an additional $10,000 per annum fee in the case of the Audit Committee Chairman and an additional $7,500 per annum fee in the case of the Chairman of each of the Governance, Compensation, Strategic and Technology Committees in each case payable quarterly in cash. The Compensation Committee in May 2018 approved total compensation of $90,000 per year for the Corporation's Chairman following the retirement of Robert G. Brown as Chairman.

In addition to their cash compensation, in the past each Independent Director received options to purchase 10,000 SGRP Shares upon acceptance of the directorship, options to purchase 10,000 additional SGRP Shares after one year of service, and options to purchase 10,000 additional SGRP Shares for each additional year of service thereafter (typically granted by the Corporation at the regularly scheduled board meeting which coincided with the Annual Meeting). All such options have an exercise price equal to 100% of the fair market value of a SGRP Share at the date of grant and prior to 2020 vested 100% on the first anniversary of the Award's grant date and for grants in 2020 or later over four years, with one fourth of the original grant amount vesting on each anniversary of the grant date, if the Participant's relationship as a director of SGRP or employee of the Company has not terminated by such anniversary. During 2019, Messrs. Drogue, McCarthey, Partridge, and Brown each received option grants to purchase 20,000 of the Company's Common Stock and Mr. Mayer received option grants to purchase 30,000 shares of the Company's Common Stock.

All stock options and restricted stock awards to Independent Directors have been granted under the 2018 Plan and Prior Plans, under which each member of the Board is eligible to participate. Independent Directors will be reimbursed for all reasonable expenses incurred during the course of their duties. There is no additional compensation for committee participation, phone meetings, or other Board activities.

Bartels' Retirement and Director Compensation

William H. Bartels retired as an employee of the Company as of January 1, 2020. However, he will continue to serve as Vice Chairman and a member of SGRP's Board, positions he has held since July 8, 1999.

Effective as of January 18, 2020, SGRP's Governance Committee proposed and unanimously approved the following benefits for the five year period commencing January 1, 2020, and ending December 31, 2024 (the "Five Year Period"), for Mr. Bartels in connection with his retirement: (a) retirement payments of $100,000 per year ("Retirement Compensation"); (b) the then applicable regular non-employee director fees ("Regular Fees"), currently $55,000 per year, and a supplemental Board fee of $50,000 per year ("Supplemental Fees"); and (c) the same medical, dental, eye and life insurance benefits he received as of December 31, 2019, under an arrangement whereby Mr. Bartels shared part of the cost of Medicare and supplemental health benefits, currently valued at approximately $15,588 per year ("Medical Benefits"); in each case paid in accordance with SGRP's payroll schedule and policies, and payable whether or not Mr. Bartels remains a director of SGRP for any reason.

The Retirement Compensation, Regular Fees and Supplemental Fees that remain unpaid during the Five-Year Period: (i) shall be accelerated and paid to Mr. Bartels (or his heirs or assigns) in full upon the sale to a third party of a majority of the SGRP Shares or all or substantially all of SGRP's assets; and (ii) shall survive and be payable in full to his heirs and assigns in the event of the death of Mr. Bartels.

Based on current rates and benefits, the aggregate value of such compensation, fees and benefits payable to Mr. Bartels will be approximately $220,558 per year and a total of $1,102,790 for the Five-Year Period. Such compensation, fees and benefits (in whole or in part) may be extended beyond the Five-Year Period in the discretion of the Board. The Company recognized $700,000 of retirement benefit expense during the full year of 2020, representing the present value of the future payments due Mr. Bartels.

In the event of  any future business transaction involving Mr. Bartels and SGRP for which Bartels may receive additional compensation as mutually agreed at the time of or in connection with such transaction, which under applicable law also will require approval of SGRP's Audit Committee as a related party payment or transaction (as Mr. Bartels will still be a related party if he is then a director or significant stockholder), such retirement compensation, fees or benefits will not offset, replace or limit any such additional approved transactional compensation payable to Mr. Bartels.

Mr. Bartels is one of the founders and a significant stockholder of SGRP (holding approximately 25.1% of the SGRP Shares).  He also was part of a control group holding a majority of the SGRP Shares with Robert G. Brown (together with Mr. Bartels, the "Majority Stockholders"), which group recently acted to: (1) unilaterally select, appoint and elect Panagiotis ("Panos") N. Lazaretos to serve on the board of directors of SGRP, effective on December 10, 2019, and unilaterally select, appoint and elect Robert G. Brown to serve on the board of directors of SGRP, effective as of April 24, 2020 (see the First Special Meeting Proxy/Information Statement as filed with the SEC on April 3, 2020, including Information in Connection with Appointment of Robert G. Brown as a Director and Background ); and (2) to unilaterally lower the super-majority director votes to 51% from 75% in the Restated By-Laws (see the Information Statement as filed with the SEC on February 2, 2021, including New Written Consents from Majority Stockholders to Eliminate the Supermajority Requirement).  See SGRP's Preliminary Proxy Statement as filed with the SEC effective on January 31, 2020, and SGRP's Current Reports on Form 8-K as filed with the SEC on January 31, 2020, January 7, 2020, September 16, 2019, August 23, 2019, and August 12, 2019.

COMPENSATION PLANS

Equity Compensation Plans

The following table contains a summary of the number of shares of Common Stock of SGRP to be issued upon the exercise of stock options outstanding at December 31, 2020, under the Inducement Plan, 2018 Plan, 2008 Plan and the Prior Plans, the weighted-average exercise price of those outstanding stock options, and the number of additional shares of Common Stock remaining available for future issuance of stock options and other stock-based awards.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding stock options and stock rights (#)	Weighted average exercise price of outstanding stock options and stock rights ($)	Number of securities remaining available for future issuance of options, rights and other stock based awards (#)
Equity compensation plans approved by security holders:
2008 Plan	1,457,936	$1.31	–
2018 Plan	430,000	$0.90	–
Inducement Plan	200,000	0.85	–

Audit and Compensation Committee Interlocks and Insider Participation

No member of the Board's Audit Committee, Compensation Committee or Governance Committee was at any time during the year ended December 31, 2020, or at any other time an officer or employee of the Company. No executive officer of the Company or Board member serves as a member of the board of directors, audit, compensation or governance committee of any other entity that has one or more executive officers serving as a member of SGRP's Board, Audit Committee, Compensation Committee or Governance Committee, except for the positions of Messrs. Brown and Bartels as directors and officers of SGRP and as directors and officers of each of its affiliates, including SBS, SAS and SIT (see Transactions with Related Persons, Promoters and Certain Control Persons, above).

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

The following is the Audit Committee's report submitted to the Board.

Report

Management is responsible for the Company's internal controls and the financial reporting process (as more fully described below). BDO USA, LLP ("BDO"), the independent registered public accounting firm for the Company, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee has reviewed and discussed with management of the Company and BDO the audited consolidated financial statements of the Company as of December 31, 2020 and 2019 and, for the years then ended, (the "Consolidated Financial Statements"), as included in the Company's 2020 Annual Report on Form 10-K for that period as filed with the Securities and Exchange Commission on March 31, 2021 (the "2020 Annual Report").

In addition, the Audit Committee has also received from and discussed with BDO the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

The Audit Committee received and reviewed the written disclosures and the letter from BDO required by the Public Company Accounting Oversight Board regarding communication with the Audit Committee concerning independence. The Audit Committee has discussed BDO's independence from the Company with BDO. The Audit Committee also discussed with management of the Company and BDO such other matters and received such assurances from them, as the Audit Committee deemed appropriate.

Based on the foregoing review and discussions and a review of the report of BDO with respect to the Consolidated Financial Statements, and relying thereon, the Audit Committee has recommended to the Company's Board of Directors that the Consolidated Financial Statements be included in the Company's 2020 Annual Report.

AUDIT COMMITTEE (for the period that began on January 1, 2020, and ended December 31, 2020)
Arthur H. Baer, its Chairman, Jeffrey A. Mayer, and Igor Novgorodtsev

NO OTHER BUSINESS

In accordance with SGRP's By-Laws, no proposals or matters other than those specifically described above are permitted to come before the 2020 Annual Meeting.  If any other matters or motions are attempted to be presented at the 2021 Annual Meeting, they will be ruled out of order and denied.  It is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions to the greatest extent permitted by applicable law, including any matter dealing with the conduct of the 2021 Annual Meeting.

STOCKHOLDER COMMUNICATIONS

Communications with SGRP and the Directors

Generally, a stockholder who has a question or concern regarding the business or affairs of SGRP should contact the Chief Financial Officer of SGRP. However, if a stockholder would like to address any such question directly to the Board, to a particular Committee, or to any individual director(s), the stockholder may do so by sending his or her question(s) in writing addressed to such group or person(s), SPAR Group, Inc., 1910 Opdyke Court, Auburn Hills, MI 48326, and marked "Stockholder Communication".

SGRP has a policy of generally responding in writing to each bona fide, non-frivolous, written communication from an individual stockholder. This policy is reflected in the SPAR Group, Inc. Statement of Policy Respecting Stockholder Communications with Directors dated as of May 18, 2004, approved and recommended by the Governance Committee and adopted by the Board on May 18, 2004. You can obtain and review a current copy of this policy on the Company's web site (www.sparinc.com), on which it is posted and available to stockholders and the public under the Investor Relations tab and Corporate Governance sub-tab.

In addition, questions may be asked of any director before the Special Meeting and all of SGRP's directors are expected to attend the Special Meeting. Additionally, the Corporation believes its directors should attend all possible meetings of the Board and its committees and stockholders, but has not specified any required minimum attendance.

Submission of Stockholder Proposals and Director Nominations for Annual Meetings

For any business, nominee or proposal to be properly brought before any annual meeting by a stockholder (acting in his or her capacity as stockholder), the Restated By-Laws require that such stockholder must give timely written notice thereof by physical delivery to the Secretary of SGRP. Any stockholder who wishes to present any business, nominee or proposal for action at the 2021 Annual Meeting of SGRP stockholders (the "2022 Annual Meeting") must notify SGRP by no later than December 15, 2021. Such stockholder's notice shall be in the form and contain the substance required under the Restated By-Laws and the rules and regulations promulgated by the Securities and Exchange Commission. Accordingly, notices of stockholder proposals and nominations submitted after December 15, 2021, or that do not conform to the requirements of the Restated By-Laws or Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in SGRP's Proxy Statement and form of proxy) will be considered untimely or incomplete, respectively, and thus such matters will not be brought before the 2021 Annual Meeting.

Stockholder proposals submitted under Rule 14a-18 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in SGRP's Proxy Statement and form of proxy) can be submitted by no later than the 90th day preceding the scheduled stockholder meeting. Since such a proposal does not have to be in the Proxy Statement, this provision was added to the Restated By-Laws pursuant to the Settlement (see 2019 Restated By-Laws, above) and principally benefits those who make such a proposal and have sufficient votes to approve it, such as the Majority Stockholders. However, the Corporation may choose to voluntarily include such a proposal in its Proxy Statement to provide actual notice to all of its stockholders.

The Restated By-Laws provide that a stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the 2021 Annual Meeting: (i) a brief description of the business, nominee or proposal desired to be brought before the 2021 Annual Meeting and the reasons for considering the same at the 2021 Annual Meeting; (ii) the name and address, as they appear on SGRP's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal; (iii) the class and number of shares of SGRP's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (iv) any financial interest of such stockholder (or any affiliate or family member of such stockholder), whether current or at any time within the past three years, in such business, nominee or proposal. In addition, if the notice is a nomination of a candidate for director, the stockholder's notice also must contain: (A) the proposed nominee's name and qualifications, including five year employment history with employer names and a description of the employer's business, whether such individual can read and understand basic financial statements, and board memberships (if any); (B) the reason for such recommendation; (C) the number of shares of stock of SGRP that are beneficially owned by such nominee; (D) a description of any business or other relationship, whether current or at any time within the past three years, between such nominee (or any affiliate or family member of such nominee) and either the Company, any of its directors or officers, its auditor, or any of its customers or vendors; and (E) a description of any financial or other relationship, whether current or at any time within the past three years, between the stockholder (or any affiliate or family member of such stockholder) and such nominee (or any affiliate or family member of such nominee).

If it is determined by the Governance Committee or the presiding officer of the 2021 Annual Meeting that a stockholder proposal was not made in accordance with the terms of the Restated By-Laws or the applicable SEC Rules or is not under the circumstances required to be considered thereunder, such proposal will not be acted upon at the 2021 Annual Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Pursuant to the rules of the SEC, services that deliver the Company's communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of any Notice of Internet Availability of Proxy Materials and/or a printed version of the 2020 Annual Report to stockholders and this Proxy Statement. Upon oral or written request, the Company will promptly deliver a separate copy of the above materials to any stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also request delivery in the future of a single copy of such documents if they are currently receiving multiple copies of such documents. Stockholder may notify SGRP of their requests by writing to: Spar Group, Inc., 1910 Opdyke Court, Auburn Hills, MI 48326, Attn: Fay DeVriese, Chief Financial Officer.

Q&A/Information Regarding Virtual Attendance at the 2021 Annual Meeting

Further details and frequently asked questions regarding the 2021 Annual Meeting are available on the Company's Investor Relations website at https://investors.sparinc.com/.

OTHER REPORTS

A COPY OF THE 2020 ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2020 (THE "2020 ANNUAL REPORT") FILED WITH THE SEC ON MARCH 31, 2021, THE FIRST AMENDMENT TO SUCH ANNUAL REPORT ON FORM 10-K/A AS FILED WITH THE SEC ON APRIL 29, 2021 (THE "2020 10-K AMENDMENT"), ADDING NEW PARTS 10, 11, 12, 13 AND 14 FROM FORM 10-K TO SUCH ANNUAL REPORT (AS SO AMENDED, THE "AMENDED 2020 ANNUAL REPORT"), AND SGRPs QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2021, AS FILED WITH THE SEC ON MAY 13, 2021 (THE"2021 Q1 REPORT"), AND THE CURRENT REPORTS ON FORM 8-K REFERENCED IN THIS PROXY STATEMENT ARE AVAILABLE AT INVESTORS.SPARINC.COM/SEC-FILINGS.

SGRP WILL PROVIDE EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF ANY AND ALL OF THE INFORMATION THAT HAS BEEN INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT (EXCLUDING ALL EXHIBITS NOT EXPLICITLY INCORPORATED BY REFERENCE HEREIN). REQUESTS FOR COPIES OF THE 2019 ANNUAL REPORT MUST BE SENT TO SPAR GROUP, INC., 1910 OPDYKE COURT, AUBURN HILLS, MI 48326, ATTN: FAY DEVRIESE, CHIEF FINANCIAL OFFICER.

THE 2020 ANNUAL REPORT, THE 2020 10-K AMENDMENT, THE QUARTERLY REPORTS ON FORM 10-Q AND THE CURRENT REPORTS ON FORM 8-K REFERENCED IN THIS PROXY STATEMENT ARE NOT PART OF SGRP'S SOLICITING MATERIAL.

PROXIES AND SOLICITATION

The proxy accompanying this Proxy Statement is solicited on behalf of the SGRP's Board of Directors. Proxies for the 2021 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. SGRP will pay all expenses in connection with the solicitation of proxies. In addition to the use of mails, proxies may be solicited by directors, officers and regular employees of SGRP (who will not be specifically compensated for such services) personally or by telephone. SGRP will reimburse banks, brokers, custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

/s/ Fay DeVriese
Fay DeVriese
Secretary, Treasurer and Chief Financial Officer

Auburn Hills, Michigan
July 13, 2021

Appendix A

STOCK COMPENSATION PLAN

OF

SPAR GROUP, INC.

Effective upon Approval as of the Effective Date (as defined below)

1.    Approval and Purposes of this Plan. (a) In addition to the definitions contained in various Sections below, certain definitions and interpretations applicable to this Plan are set forth below in Sections 25 and 26, respectively. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the SGRP By-Laws.

(b)    SPAR Group, Inc., a Delaware corporation ("SGRP" or the "Corporation"), through the action of its Compensation Committee and Board of Directors (the "Board") on June 4, 2021, authorized, approved and established this Stock Compensation Plan of SPAR Group, Inc. (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this "Plan"), for submission to the stockholders of the Corporation at their annual meeting on or about August 12, 2021 (as and to the extent the same may be postponed or adjourned), and effective upon the approval of this Plan by a majority of the shares voted by the stockholders of the Corporation at that meeting provided that a quorum exists (or, if later, within no more than 120 days after such Board approval) in accordance with applicable Exchange Rules and other Applicable Law (the "Effective Date).

(c)    This Plan is intended to provide an incentive to selected employees, officers and directors of each SGRP Company, and to offer an additional inducement in obtaining the services of such individuals. This Plan provides for the grant of equity compensation awards (each an "Award") in, to or otherwise respecting shares of the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), in the form of (i) nonqualified stock options ("NQSOs") that do not qualify as ISOs (as defined in Section 25) as described in Section 5, and (ii) restricted stock units as described in Section 8 ("RSUs"), in each case to the greatest extent permitted by this Plan and Applicable Law.

(d)    This Plan supersedes and replaces the 2020 Plan (which in turn replaced the 2018, 2008, 2000 and 1995 Plan, as such terms are defined in Section 25 hereof) for new Awards granted on and after the Effective Date. For clarity no new Awards can be issued under the 2020 Plan, 2018 Plan or 2008 Plan. All Awards that were issued at any time under the 2020 Plan, 2018 Plan, 2008 Plan, 2000 Plan or 1995 Plan and still outstanding (i.e., unexercised NQSOs or unvested restricted stock awards) on the Effective Date ("Continuing Awards"), respecting the covered shares of the Corporation's Common Stock ("Continuing Award Shares"), shall continue to be governed by such plans, as applicable, except that those Continuing Awards may be modified as provided in Section 11, 12 or 17 hereof as if they were Awards hereunder to the extent the provisions respecting adverse modifications in those plans are not violated by such modification.

2.    Stock Subject to this Plan. (a) Subject to adjustment under and the other provisions of Sections 11, 12 and 17, the Corporation from time to time after the Effective Date may grant Awards (NQSO plus RSU) covering up to a total of 400,000 shares (“Maximum Award”) under this Plan ("New Awards") to, in or otherwise respecting its Common Stock ("New Award Shares") so long as the New Award Shares covered by each proposed New Award or group of New Awards in the aggregate (NQSOs plus RSUs) do not at the time of the proposed issuance exceed the Maximum Award and the RSU component does not exceed 150,000 New Award Shares. The Remaining Availability will be the Maximum Award minus all New Awards modified as follows:

(i)

The Remaining Availability is subject to adjustment as provided in Sections 11, 12 or 17 as applicable if and to the same extent any adjustment is made in the New Awards. Once communicated to the awardees, the Awards may not be otherwise changed except as otherwise provided in this Plan.

(ii)

For clarity, Remaining Availability shall not in any way be adjusted, increased or otherwise affected by any share covered by any Continuing Award that may have become void, expired, been canceled, surrendered, forfeited, terminated, unexercised or ceased for any other reason whatsoever to exist or be outstanding.

(iii)	For clarity the Maximum Award is a total of the NQSO’s and RSU’s combined.

(b)    The Corporation shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the Awards issued under and the other requirements of this Plan. Such shares of Common Stock shall consist (in whole or in part) of unissued shares of Common Stock, which are hereby authorized, and to the extent shares of Common Stock are then held in the treasury of the Corporation, such shares may in addition or instead, in the discretion of the Board, consist (in whole or in part) of those treasury shares. No fractional shares of Common Stock shall be issued or purchased under this Plan.

1

3.    Administration of this Plan; Administrators' Authority and Discretion, No Liability, Etc. (a) This Plan will be administered under the authority of the Compensation Committee of the Board of Directors of the Corporation (the "Compensation Committee") as provided in this Plan and its Charter. The Compensation Committee or the Corporation (acting through the proper officer(s) of the Corporation) from time to time may recommend to the Board for approval by the Board one or more officers, employees and independent contractors (including the Compensation Committee to the extent applicable, each an "Administrator") to assist in the administration of this Plan permitted by the Charter (as defined in Section 25), applicable Exchange Rules and Applicable Law. The Board may remove, add or change any Administrator at any time with or without reason. Notwithstanding the foregoing, so long as the Corporation has any class of its common equity securities registered or required to be registered under Section 12 of the Securities Exchange Act, to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act, as amended, or any successor rule (together with such section, "Rule 16b-3"), or to preserve any deduction or otherwise comply with any applicable provision of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law, any Compensation Committee appointed by the Board to administer this Plan shall be comprised of two or more directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. The delegation of power and authority to the Administrators hereunder shall be consistent with all Applicable Law (including, without limitation, applicable state law and Rule 16b-3) and any applicable Exchange Rules. Unless otherwise provided in the Charter or by Applicable Law, a majority of the members of the Compensation Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Compensation Committee.

(b)    The Compensation Committee shall have the power and authority (which it may delegate to the Administrators to the extent permitted by this Plan, the Charter, applicable Exchange Rules and Applicable Law), to recommend to the Board for Board approval: (i) the persons who shall be granted Awards under this Plan; (ii) when they shall receive Awards and the applicable grant dates; (iii) whether an Award granted to an employee shall be a NQSO and/or a RSU; (iv) the standard term of each Award, including any provisions for early termination or forfeiture; (v) the method or formula for determining (A) the date each option shall become exercisable or restrictions on RSUs shall lapse (i.e., the Award will vest) (B) whether an Award shall be exercisable or vest in whole or in installments, and (C) if in installments, (1) the number of shares of Common Stock to be subject to each installment, (2) whether the installments shall be cumulative and (3) the date each installment shall become exercisable or vest and the term of each installment; (vi) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the method or formula for determining the dates when future installments of the exercise price shall become due and the amounts of such installments; (vii) the form of payment of the exercise price for any option; (viii) the method or formula for determining the exercise price of each option; (ix) the Fair Market Value of a share of Common Stock for all purposes of this Plan; (x) whether and under what conditions to subject the exercise or vesting of all or any portion of an Award to the fulfillment of certain restrictions or contingencies, including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with any SGRP Company, (B) financial objectives for the Corporation, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the Awardee with any SGRP Company, and in each case to determine whether such restrictions or contingencies have been met; (xi) the method or formula for determining the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts with respect to any Award; (xii) whether to cancel or modify an Award either with or without the consent of the Awardee or as provided in the Contract, provided, however, that any modified provision is permitted to be included in an Award granted under this Plan on the date of the modification; (xiii) how to construe the respective Contracts and this Plan; and (xiv) the policies, rules and regulations relating to this Plan and how and when to prescribe, amend and rescind the same.

(c)    The Compensation Committee shall have exclusive power and authority respecting any other determination necessary or advisable for administering this Plan to the extent such determination must be made by the Compensation Committee or similar committee of independent directors under applicable provisions of the Code, ERISA, Securities Law, Exchange Rules or Accounting Standards, other Applicable Law or the Charter.

(d)    Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract on the books and records of the Corporation with respect thereto shall be determined unilaterally by the Administrators in their sole and absolute discretion as a recommendation to the Compensation Committee for its determination, which determination shall be final, conclusive and binding on all parties.

(e)    No present or former Administrator or director, officer or employee of any SGRP Company or SGRP Consultant shall be liable for any action, inaction or determination made in good faith, and no present or former member of the Compensation Committee shall be liable for any action, inaction or determination made in good faith, with respect to this Plan, any Award granted, exercisable, exercised, vested, settled, surrendered or expired hereunder or any bookkeeping entry made in good faith in connection therewith.

(f)    The Corporation shall maintain a separate permanent record of its actions with respect to the Plan, which shall be available for inspection by appropriate parties as may be required by Applicable Law. Such records shall include (without limitation) a separate account for each Awardee reflecting all Awards granted, exercisable, exercised, vested, settled, surrendered, forfeited, cancelled or expired and other actions taken with respect thereto. The Corporation's books and records shall be conclusive as to the existence, amounts and terms of all Awards absent manifest error.

(g)    Notwithstanding any provision of the Plan to the contrary: (i) any stock option Award shall vest over a four (4) year period following the date of grant in four (4) equal amounts annually starting on the first anniversary of the grant date; (ii) any RSU Award granted to an employee shall vest over a three (3) year period following the date of grant annually in three (3) equal amounts starting on the first anniversary of the RSU grant date; and (iii) any RSU Award granted to a Director shall vest over a one (1) year period following the date of grant in four (4) equal amounts quarterly with one installment vesting at the end of each three (3) month period following the date of the RSU grant date. Any such stock option Award or RSU Award instead shall immediately vest in full upon an Extraordinary Event (as defined in Section 11(b)). The provisions of this Section 3(g) shall not apply to repricing or adjustment under Section 11, 12 or 17.

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4.    Eligibility; Absences; Certain Changes of Employment or Service Relationship. (a) The Administrators may from time to time, consistent with the purposes of this Plan, may recommend to the Compensation Committee for Board approval, the grant of NQSO or RSU Awards to any director, officer or employee of any SGRP Company as they may determine in their sole discretion. Such Awards granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Corporation (including without limitation the Common Stock) is required to be registered under Section 9 of the Securities Exchange Act, the maximum number of shares subject to Awards that may be granted to any employee during any calendar year under this Plan shall be 100,000 shares.

(b)    For the purposes of this Plan, and consistent with subsection (c) of this Section below, an employment relationship shall be deemed to exist if, at the time of the determination, the individual was a director, officer, or employee of any SGRP Company. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered a director, officer, employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with or re-engagement by such SGRP Company, as the case may be, is guaranteed either by statute or by contract or such SGRP Company has consented by policy or in writing to a longer absence. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute, contract, policy or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

(c)    Notwithstanding anything to the contrary in this Plan, unless otherwise provided in an applicable Contract or as the Administrators may otherwise determine in their sole discretion and advise in writing: (i) the termination (consistent with subsections (a) and (b) of this Section, above) of an Awardee's employment or service relationship as a director, officer or employee of one SGRP Company shall not be deemed to be a termination of the Awardee's employment or service relationship, the relationship shall be deemed to be continuing, and not a termination, for the purposes of this Plan (including continuation for the measurement of applicable vesting periods), as long as the Awardee continues to be a director, officer, employee of any other SGRP Company;.

(d)    Nothing in this Plan or in any Award granted under this Plan shall confer on any person any right to continue as a director, officer or employee of any SGRP Company, to become a director, officer or employee of any other SGRP Company, or to interfere in any way with any right of any SGRP Company to terminate such relationship at any time for any reason whatsoever without liability to any SGRP Company.

5.    Options. (a) Grant of Options. The Corporation may grant Awards of NQSOs to acquire shares of Common Stock as provided in this Section, and each person receiving an option will be referred to as an "Optionee" and is also an Awardee under this Plan. Each Award of options granted pursuant to this Plan shall be made on such terms and conditions as are not inconsistent with this Plan and as are established by the Administrators in their sole discretion, at or before the time such Award is granted

(b)    Exercise Price of Options.  The exercise price of the shares of Common Stock under each NQSO shall be equal to than the Fair Market Value of the Common Stock subject to such option on the date of grant as determined in good faith by the Administrators in their sole discretion.

(c)    Term of Options. Each option granted pursuant to this Plan shall be for a period of five (5) years from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

(d)    Exercise of Options.

(i)    An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice (an "Exercise Notice") to the Corporation at its principal office (A) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (B) accompanied by payment in full of the aggregate exercise price therefor in accordance with the applicable Contract (I) in cash and/or by certified check, (II) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise, equal to the aggregate exercise price of all options being exercised, (III) with a concurrent sale of option shares to the extent permitted by clause (ii) of this Section 5(d), (IV) with the authorization of the Administrators, through a "net exercise" method as described in clause (iii) of this Section 5(d), or (V) some combination thereof; provided, however, that in no case may shares of Common Stock be tendered if such tender would require the Corporation to incur a charge against its earnings for financial accounting purposes. The Corporation shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

(ii)    The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the Optionee of a properly executed Exercise Notice, together with a copy of the Optionee's irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Corporation the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

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(iii)    Upon its receipt of a properly executed Exercise Notice, the Corporation, in its sole discretion and to the greatest extent permitted by Accounting Standards and Applicable Law, may allow the payment or offset of the applicable exercise price of those exercised Option shares and pay the applicable tax withholding on behalf of the employee, by reducing the number of shares of Common Stock to be issued upon exercise by the largest whole number of shares with a Fair Market Value not in excess of the aggregate Exercise Price and tax withholding, and then issuing only the net number of Option shares remaining to the Awardee.

(iv)    An Optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the Optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Corporation's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

(e)    Handling Options on Termination of Relationship. In the event that an Optionee's employment or service as an employee or Director (or as an employee and Director if both, whichever termination occurs last) with any SGRP Company has terminated for any reason (including the Optionee's Retirement, Disability or Death), then: (i) the unvested portion of a his or her option Awards shall automatically be forfeited to the Corporation; and (ii) the Optionee may exercise any vested option Award granted to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 25), such option shall terminate and be forfeited immediately, and the grantee shall have no further rights or interest with respect to the option.

(f)    Death of an Optionee. If an Optionee dies, the vested options granted to the Optionee under this Plan may be exercised by the Optionee's Legal Representative (as such term is defined in Section 25) at any time within three months after death as provided in (e) above, but not beyond the remaining term of the option.

6.    [RESERVED]

7.    [RESERVED]

8.    Grant of RSUs. (a) The Corporation, at any time and from time to time, may grant RSUs under and in accordance with this Plan (with one RSU representing the right to one share of Common Stock, consistent with Section 3(g) above, as recommended by the Administrators to the Compensation Committee, and approved by the Board, in their sole discretion, at or before the time such Award is granted. An Awardee receiving a RSU Award is not required to pay the Corporation therefor (except for applicable tax withholding) other than the rendering of services.

(b)    Restrictions. The Contract for each RSU Award shall specify the Period of Restriction, the number of RSUs granted, the applicable restrictions, the payment terms and such other provisions as the Administrators shall determine consistent with Sections 3(g) and 8(a) above, with the recommendation of the Compensation Committee and the approval of the Board in their sole discretion.

(c)    Dividends and Other Distributions. Unless otherwise provided in the Contract (which may or may not provide for the current payment, or for the accumulation subject to the same restrictions, vesting, forfeiture, and payment as the RSUs to which they are attributable, of dividends and other distributions made in cash or property other than shares of Common Stock), as determined by the Administrators, recommended by the Compensation Committee, and approved by the Board, in their sole discretion, during the Period of Restriction, (i) Awardees holding RSUs shall have no rights to dividends and other distributions made in cash or property other than shares of Common Stock that would have been paid with respect to the shares represented by those RSUs if such shares were outstanding; (ii) if any deemed dividends or other distributions would be paid in shares of Common Stock, such shares shall be considered to increase the Awardee's RSUs with respect to which they were declared based on one share equaling one RSU; and (iii) any such deemed dividends and other distributions for which rights are provided but which are not paid currently shall be deemed converted to additional RSUs based on the Fair Market Value of a share on the date of payment or distribution of the deemed dividend or distribution. Awardees holding RSUs shall have no right to vote the shares of Common Stock represented by such RSUs until such shares are actually issued in settlement of such RSUs.

(d)    Payment after Lapse of Restrictions. Subject to the provisions of the Contract, upon the lapse of restrictions with respect to a RSU, the Awardee is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares of Common Stock with respect to which the restrictions lapse by (ii) the Fair Market Value per share on the date the restrictions lapse (such amount, the "RSU Value"). The Contract may provide for payment of the RSU Value at the time of vesting or, on an elective or non‑elective basis. For payment of the RSU Value at a later date, adjusted (if so provided in the Contract) from the date of vesting based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in shares of Common Stock) set out in the Contract (the "adjusted RSU Value"). The Administrators are expressly authorized to grant RSUs that are "nonqualified deferred compensation" covered by Section 409A of the Code, as well as RSUs that are not such nonqualified deferred compensation. Payment of the RSU Value or adjusted RSU Value to the Awardee shall be made in cash or shares of Common Stock, or a combination thereof, as provided in the Contract, valued at the Fair Market Value on the date or dates the restrictions on the Award lapse in the case of an immediate payment after vesting, or at the Fair Market Value on the date of settlement in the event of an elective or non‑elective delayed payment. Any payment in shares of Common Stock shall be effected in book entry or electronic form, provided that issuance and delivery in certificated form shall occur if the Awardee so requests in writing or the Administrators so direct.

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(e)    Restrictions on Stock Transferability. The Administrators may not impose restrictions on any shares of Common Stock delivered to an Awardee in settlement of a RSU.

(f)    [RESERVED]

(g)    Termination of Employment or Service. Except as may otherwise be expressly provided in the applicable Awardee's Contract or written employment, consulting or termination contract, as determined by the Administrators, recommended by the Compensation Committee, and approved by the Board, in their sole discretion, or in Section 4, above, in the event that an Awardee's employment or service as an employee or Director (or as an employee and Director if both, whichever termination occurs last) with any SGRP Company has terminated for any reason (including the Awardee's Retirement, Disability or Death), then the unvested portion of his or her RSU Awards shall automatically be forfeited to the Corporation.

9.    Compliance with Securities Laws. (a) It is a condition to the exercise of any NQSO, the issuance of any share of Common Stock and the vesting of any Award granted under this Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued in connection therewith shall be effective and current at the time of exercise or issuance, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock thereupon. Nothing herein shall be construed as requiring the Corporation to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

(b)    The Administrators may require, in their sole discretion, as a condition to the grant, issuance of shares of Common Stock pursuant to or exercise of an Award, that the Awardee execute and deliver to the Corporation such Awardee's representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued are being acquired by the Awardee for the Awardee's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Awardee will be made only pursuant to (A) a Registration Statement under the Securities Act that is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Awardee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Corporation with a favorable written opinion of counsel satisfactory to the Corporation, in form, substance and scope satisfactory to the Corporation, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

(c)    In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such Award on any securities exchange or under any Applicable Law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock thereunder, such Award may not be granted, exercised or settled in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

10.    Award Contracts. Each Award shall be evidenced by an appropriate Contract duly executed by the Corporation and the Awardee (each a "Contract"). Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Contract need not be identical.

11.    Adjustment upon Changes in Common Stock.  (a)   Notwithstanding any other provision of this Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, spin-off, split, combination or exchange of shares or the like that result in a decrease or increase of the Applicable Percentage Threshold or more in the number of shares of Common Stock that were outstanding immediately prior to such event the aggregate number (including the Remaining Availability and the components thereof), the aggregate number and kind of shares subject to each outstanding NQSO and the exercise price thereof, the number of outstanding RSUs and the maximum number of shares subject to Awards that may be granted to any employee in any calendar year, shall be appropriately adjusted in good faith as the Administrators may determine, with the recommendation of the Compensation Committee and the approval of the Board, in their sole discretion, to preserve the inherent economic value of the Awards and the intent and purposes of this Plan, consistent with this Plan and all Applicable Law. "Applicable Percentage Threshold" shall mean 25% unless an adjustment contemplated in this subsection (a) would require a lower Applicable Percentage Threshold to avoid adverse tax consequences for an Awardee under Code Section 409A, in which case the Applicable Percentage Threshold shall mean such lower Applicable Percentage Threshold as will avoid such adverse tax consequences and the adjustment shall be authorized accordingly. This adjustment and the determination in good faith of the mechanics of its implementation shall be conclusive and binding on all parties.  Such adjustment may provide for the elimination of fractional shares without payment and for the rounding up to the next whole cent the exercise price.  Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section if such adjustment would cause this Plan to fail to comply with Section 409A of the Code or with Rule 16b-3 (if applicable to such Award).

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(b)    Except as provided below but subject to compliance with Section 409A of the Code (if applicable), upon: (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Corporation; (ii) any reorganization, merger or consolidation in which the Corporation does not survive; (iii) any reorganization, merger, consolidation or exchange of securities in which the Corporation does survive and any of the Corporation's stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for more than 20% of the capital stock of the Corporation Stock (other than ownership exchanged by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them or their family members is a trustee or beneficiary, and corporations and other entities under their individual or collective control); or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Securities Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Corporation's then outstanding shares of Common Stock (other than ownership by Robert G. Brown, William H. Bartels, their respective families, trusts under which either of them or their family members is a trustee or beneficiary, and corporations and other entities under their individual or collective control) (each of the events described in clauses (i), (ii), (iii) and (iv) are referred to herein individually as an "Extraordinary Event"), this Plan and each outstanding NQSO and RSU shall be deemed fully vested. In such event each Awardee shall have the right to exercise, in whole or in part, any unexpired NQSOs pursuant to the provisions of such NQSOs within thirty (30) Business Days of the Corporation's giving of written notice to the Awardee of such Extraordinary Event.

(c)    Except as otherwise expressly provided in this Plan, the termination of employment of, or the termination of a consulting or other relationship with an Awardee for any reason shall not,, accelerate or otherwise affect the number of shares with respect to which an Award may be exercised, vested or settled; provided, however, that a NQSO may only be exercised with respect to that number of shares that could have been purchased under the option had the option been exercised by the Awardee on the date of such termination.

12.    Repricing and other Award Modifications; Amendments and Termination of this Plan.(a) Subject to the terms and conditions and within the limitations of the Plan, the Compensation Committee at any time and from time to time in its discretion may recommend to the Board for Board approval: (i) specified Awards (by price, expiration or other relevant term or otherwise) one or more outstanding Awards granted under the Plan; (ii) a modification, extension or renewal of those Awards and their Corresponding Contracts; (iii) to authorize and direct the Corporation to accept the surrender of outstanding Awards and grant new or replacement Awards pursuant to the Plan in substitution therefor; and (iv) provide that such modified, extended, renewed or substituted Awards have a lower exercise price and/or other modifications and additional provisions that are authorized by the Plan and more favorable to the Awardee than the surrendered Award or Awards. Notwithstanding the foregoing, however: (1) if the exercise price or similar component of the original Award was originally set at the then full Fair Market Value such exercise price or similar component shall not be lowered in any such modification, extension, renewal or substitution to an amount that is less than the full Fair Market Value as applicable, on the date of such modification, extension, renewal or substitution; and (2) no modification of an Award granted under this Plan or any such other plan shall adversely affect the rights or obligations of an Awardee under such Award without such Awardee's consent.

(b)    This Plan shall have an initial term that ends on May 31, 2022, and no Award may be granted thereafter under this Plan, unless an extension or elimination of such initial term Plan is approved by stockholders of the Corporation if and as required pursuant to Section 24. Awards granted prior to the end of the term of this Plan shall continue to be governed by this Plan (which shall continue in full force and effect for that purpose).

(c)    The Compensation Committee, with the approval of the Board, but without further approval of the Corporation's stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in accordance with the provisions of Rule 16b-3 (if applicable) or any change in the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law (including any regulation, ruling or interpretation of any governmental agency or regulatory body) applicable to this Plan, any Award or any related matter; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval pursuant to Section 24, that would (a) except as contemplated in Section 11, increase the maximum number of shares of Common Stock for which Awards may be granted under this Plan , (b) change the eligibility requirements for individuals to whom Awards may be granted hereunder, or (c) make any change for which stockholder approval is required under this Plan, the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law or the Charter.

(d)    No termination, suspension or amendment of this Plan shall adversely affect the rights of an Awardee under any Award granted under this Plan without such Awardee's consent. The power of the Administrators to construe and administer any Award granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

13.    Non-Transferability. Except as otherwise provided below or in the applicable Contract, no Award granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and NQSOs may be exercised, during the lifetime of the Awardee, only by the Awardee or the Awardee's Legal Representatives.

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14.    Withholding Taxes. The applicable SGRP Company, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise or settlement of an Award or a combination of cash and shares, having an aggregate Fair Market Value equal to the amount that the Administrators determine is necessary to satisfy the obligation of the SGRP Company to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise, vesting, settlement or disposition of an Award or the disposition of the underlying shares of Common Stock. Alternatively, the Corporation may require the Awardee to pay to the Corporation such amount, in cash, promptly upon demand.

15.    Legends; Payment of Expenses. (a) The Corporation may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise, granting or settlement of an Award under this Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Corporation and the Awardee with respect to such shares of Common Stock, or (iii) permit the Corporation to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

(b)    The Corporation shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise, granting or settlement of an Award granted under this Plan, as well as all fees and expenses incurred by the Corporation in connection with such issuance.

16.    Use of Proceeds. Except to the extent required by law, the Corporation's Certificate of Incorporation, or the SGRP By-Laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Corporation and used for such corporate purposes as the Corporation may determine, in its sole discretion.

17.    Nonqualified Deferred Compensation. (a) The Corporation generally intends that each option Award and each RSU Award granted under this Plan not constitute "nonqualified deferred compensation" within the meaning of and subject to Section 409A of the Code. To the extent that the Administrators determine that any provision of this Plan or any NQSO, RSU or Contract relating to an option provides for any such nonqualified deferred compensation (in whole or in part), the Administrators at any time may amend this Plan and/or amend, restructure, terminate or replace any Contract to either comply with Section 409A of the Code and/or minimize or eliminate any such nonqualified deferred compensation, in each case notwithstanding anything in this Plan or any applicable Contract to the contrary.

(b)    Notwithstanding the foregoing, it is intended that RSUs may be awarded that are considered to be "nonqualified deferred compensation" subject to Section 409A of the Code, and it is intended that such Awards shall be provided and paid in a manner, and at such time and in such form, as complies with the applicable requirements of Section 409A of the Code to avoid the unfavorable tax consequences provided therein for non-compliance. The Administrators are authorized to amend any Contract and to amend or declare void any election by an Awardee as may be determined by it to be necessary or appropriate to evidence or further evidence required compliance with Section 409A of the Code. To the extent any Award is issued that is considered nonqualified deferred compensation subject to Section 409A of the Code, distribution pursuant to an Award due to separation from service to an individual who is determined to be a Specified Employee for purposes of Section 409A of the Code shall be postponed for six months and a day from such separation from service.

(c)    Notwithstanding any other provision of this Plan, the Corporation shall not be liable to any Awardee if any payment or benefit that is to be provided pursuant to this Plan and that is considered "nonqualified deferred compensation" subject to Section 409A of the Code fails to comply with, or be exempt from, the requirements of Section 409A of the Code.

18.    No Employment Contract or other Additional Rights. Neither this Plan nor the granting of any Award or Contract hereunder shall, and none of them shall be deemed or construed to, in any way: constitute an employment contract between any director, officer or employee and any SGRP Company; be consideration or inducement for the employment of any director, officer or employee by any SGRP Company; create any specific employment term or period for any director, officer or employee of any SGRP Company; give any director, officer or employee of any SGRP Company the right to be retained in the service of any SGRP Company; interfere with the right of any SGRP Company to terminate any director, officer, employee at any time, with or without cause, regardless of the effect that such termination will or may have upon such individual as an Awardee under this Plan; otherwise affect the "at will" or other employment or engagement status of any director, officer, employee or SGRP Consultant of any SGRP Company; extend, modify or affect any written contract between of any SGRP Company; affect or restrict the power or authority of any SGRP Company to undertake any corporate or other action otherwise permitted under Applicable Law or any written contract between of any SGRP Company; except as may be expressly provided in this Plan or the applicable Contract, give any rights as a stockholder with respect to shares covered by any Award until such time (if ever) as the Awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation's transfer agent; or except as may be expressly provided in this Plan or the applicable Contract, provide any right to any adjustment for cash dividends or other rights for which the record date is prior to the date (if ever) the Awardee is listed as the owner of record, without restrictions on vesting or entitlement (other than those relating to securities laws) imposed pursuant to this Plan, of the shares on the books and records of the Corporation's transfer agent.

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19.    No Corporation Guaranty or Personal Liability. None of the SPAR Companies and Administrators has in any way guaranteed or assumed any other liability or responsibility for any loss or depreciation in or other adverse event respecting any Award covered by this Plan or any Contract with respect thereto or made any promise or assurance with respect thereto.

20.    Indemnification. (a) To the maximum extent permitted by law, the Corporation shall indemnify each Administrator and every other member of the Board, as well as any other director, officer or employee of any SGRP Company, from and against any and all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment and reasonable attorneys' fees and expenses) reasonably incurred by the individual in connection with any claims against the individual by reason of any action, inaction or determination on behalf of the Corporation by the individual under this Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of any duties under this Plan; or (ii) the individual fails to assist the Corporation in defending against any such claim.

(b)    Notwithstanding the above, the Corporation (with the recommendation of the Compensation Committee and the approval of the Board) shall have the right to select counsel and to control the prosecution or defense of the suit.

(c)    Furthermore, the Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

21.    Governing Law. This Plan, each Award granted and each Contract executed hereunder, the Contracts and all rights, powers, privileges, remedies, interests and other matters arising hereunder and thereunder shall be governed by, administered under and construed in accordance with, to the extent applicable: (i) ERISA, the Code or other federal tax or similar law; (ii) the Securities Law and other federal law of the United States of America; (iii) the DEGCL and the DEUCC; and (iv) to the extent that such federal law is not dispositive and does not preempt local law, and the DEGCL and DEUCC are not applicable, the Applicable Law of the State of Michigan, in each case other than those conflict of law rules thereof that would defer to the substantive laws of any other jurisdiction.

22.    Waiver of Notice, No Waiver by Action, Rights Cumulative, Etc. Each express waiver, release, relinquishment or similar surrender of rights (however expressed) made by a party under or pursuant this Plan or any Award granted or Contract executed hereunder has been absolutely, unconditionally, irrevocably, knowingly and intentionally made by such person. Any waiver or consent respecting this Plan or any Award granted or Contract executed hereunder shall be effective only if in writing and signed by the required parties and then only in the specific instance and for the specific purpose for which given. No waiver or consent shall be deemed (regardless of frequency given) to be a further or continuing waiver or consent. A person or its designee may accept or reject any payment, reimbursement or performance without affecting any of its rights, powers, privileges, remedies and other interests under this Plan or any Award granted or Contract executed hereunder. No voluntary notice to or demand on any party in any case shall entitle such party to any other or further notice or demand. Except as expressly provided otherwise this Plan or any Award granted or Contract executed hereunder, (a) no failure or delay by any party in exercising any right, power, privilege, remedy, interest or entitlement hereunder shall deemed or construed to be a waiver thereof, (b) no single or partial exercise thereof shall preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right, power, privilege, interest or entitlement, and (c) the rights, powers, privileges, remedies, interests and entitlements under this Plan or any Award granted or Contract executed hereunder shall be cumulative, are not alternatives, and are not exclusive of any other right, power, privilege, remedy, interest or entitlement provided by this Plan, by any Award granted or Contract executed hereunder, or by Applicable Law.

23.    Severability. In the event that any provision of this Plan or any Award granted or Contract executed hereunder shall be determined to be superseded, invalid, illegal or otherwise unenforceable (in whole or in part) pursuant to Applicable Law by a court or other governmental authority, the parties agree that: (a) any such authority shall have the power, and is hereby requested by the parties, to reduce or limit the scope or duration of such provision to the maximum permissible under Applicable Law or to delete such provision or portions thereof to the extent it deems necessary to render the balance of this Plan or any such Award or Contract enforceable; (b) such reduction, limitation or deletion shall not impair or otherwise affect the validity, legality or enforceability of the remaining provisions of this Plan or any such Award or Contract, which shall be enforced as if the unenforceable provision or portion thereof were so reduced, limited or deleted, in each case unless such reduction, limitation or deletion of the unenforceable provision or portion thereof would impair the practical realization of the principal rights and benefits of either party hereunder; and (c) such determination and such reduction, limitation and/or deletion shall not be binding on or applied by any court or other governmental authority not otherwise bound to follow such conclusions pursuant to Applicable Law.

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24.    Amendments; Future Stockholder Approval. The Corporation reserves the right at any time, by action authorized by its Board or applicable Committee, to supplement, modify, amend or restate, in whole or in part, any or all of the provisions of this Plan (including all provisions hereof incorporated by reference into any Award granted or Contract executed hereunder). This right specifically includes (without limitation) the right to make such amendments effective retroactively, if necessary, to bring this Plan into conformity with applicable provisions of the Code, ERISA, Securities Law, Exchange Rules, Accounting Standards or other Applicable Law that must be complied with so that this Plan may provide the special tax consequences contemplated under the Plan or in connection with an Award. This Plan (a) may not be supplemented, modified, amended, restated, waived, discharged, released or terminated orally, (b) may only be supplemented, modified, amended or restated in a writing signed or approved in writing by the Corporation, and (c) may only be waived, discharged (other than by performance), released or voluntarily terminated in a writing signed by the Corporation, subject to any required stockholder vote as provided below. Any Award granted or Contract executed hereunder (excluding all provisions hereof incorporated by reference therein) (a) may not be supplemented, modified, amended, restated, waived, discharged, released or terminated orally, (b) may only be supplemented, modified, amended or restated in a writing signed or approved in writing by the Corporation and by the applicable Awardee, and (c) may only be waived, discharged (other than by performance), released or voluntarily terminated in a writing signed or approved in writing by the Corporation and by the applicable Awardee. Any amendment to this Plan shall be subject to approval (i) by the Board (upon the recommendation of the Compensation Committee to the extent provided by the Charter), and (ii) if and to the extent not prohibited by Applicable Law or applicable Exchange Rules, the Corporation's stockholders, by (A) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Corporation's stockholders at which a quorum is present or (B) the Corporation's stockholders acting in accordance with the provisions of Section 228 of the DEGCL.

25.    Certain Definitions.

(a)    "1995 Plan" shall mean the Amended and Restated 1995 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(b)    "2000 Plan" shall mean the 2000 Stock Option Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(c)    "2008 Plan" shall mean the 2008 Stock Compensation Plan of the Corporation, as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

(d)    "2018 Plan" shall mean the 2018 Stock Compensation Plan of SPAR Group, Inc., as authorized, approved and established by SGRP's Board and its Compensation Committee on April 10, 2018, and submitted to and approved by SGRP's stockholders at their annual meeting May 2, 2018, when it became effective.

(e)    "2020 Plan" shall mean the 2020 Stock Compensation Plan of SPAR Group, Inc., as authorized, approved and established by SGRP's Board and its Compensation Committee on November 16, 2020, and submitted to and approved by SGRP's stockholders at their special meeting January 19, 2021, when it became effective.

(f)    "Accounting sStandards" shall mean the generally accepted accounting standards then in effect, as established, supplemented, modified, amended, restated or replaced from time to time by the Financial Accounting Standards Board and other generally recognized U.S. accounting authorities.

(g)    "Applicable Law" shall mean, to the extent applicable: (i) any Exchange Rules; (ii) ERISA, the Code or other federal tax or similar law; (iii) the Securities Law and other federal law of the United States of America; (iv) the DEGCL and the DEUCC; (v) to the extent that such federal law is not dispositive and does not preempt local law, and the DEGCL and DEUCC are not applicable, the Applicable Law of the State of Michigan; and (vi) to the extent the foregoing are inapplicable, any other applicable federal, state, territorial, provincial, county, municipal or other governmental or quasi-governmental law, statute, ordinance, requirement or use or disposal classification or restriction; whether domestic or foreign; in each case (A) including (without limitation) any and all rules and regulations promulgated under any of the foregoing and then in effect, and (B) as the same may be adopted, supplemented, modified, amended or restated from time to time or any corresponding or succeeding law or provision.

(h)    "Awardee" shall mean any recipient of an Award under this Plan, and shall consist solely of eligible individuals as set forth under Section 4, above, and paragraph (a) of Instruction A.1 of Form S-8, and otherwise in accordance with the terms of this Plan.

(i)    "Business Day" shall mean any day other than (i) any Saturday or Sunday or (ii) any day the Securities and Exchange Commission is closed.

9

(j)    "Cause" shall mean, in connection with the termination of an Awardee, (I) "cause", as such term (or any similar term, such as "with cause", "Termination for Cause", or the like) is defined in any employment, consulting, severance, or other applicable agreement for services or termination agreement between such Awardee and any SGRP Company, or (II) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Corporation and such Awardee pursuant to Section 10, or (III) in the absence of both of the foregoing, any of the following reasons: (other than where the applicable events are based upon or also constitute good reason for the Awardee's actions) (i) the Awardee's willful, grossly negligent or repeated breach (whether through neglect, negligence or otherwise) in any material respect of, or the Awardee's willful, grossly negligent or repeated nonperformance, mis-performance or dereliction (whether through neglect, negligence or otherwise) in any material respect of any of his or her duties and responsibilities to any SGRP Company or the Awardee's employer, whether under, any agreement or document with any SGRP Company or the Awardee's employer, any of the directives, ethics or other codes, controls, policies or procedures of any SGRP Company or the Awardee's employer adopted or implemented from time to time, or otherwise, in each case other than in connection with any excused absence or diminished capacity; (ii) the gross or repeated disparagement by the Awardee of the business or affairs of the Corporation, any SGRP Company, Awardee's employer or any of their Representatives that in the reasonable judgment of SGRP adversely affected or would be reasonably likely to adversely affect the operations or reputation of any such person; (iii) any resume, application, report or other information furnished to any SGRP Company or Awardee's employer by or on behalf of the Awardee shall be in any material respect untrue, incomplete or otherwise misleading when made or deemed made; (iv) the Awardee is indicted for, charged with, admits or confesses to, pleads guilty or no contest to, adversely settles respecting or is convicted of (A) any willful dishonesty or fraud (whether or not related to any SGRP Company or Awardee's employer) (B) any material breach of any Applicable Law, (C) any assault or other violent crime, (D) any theft, embezzlement or willful destruction by the Awardee of any asset or property of any SGRP Company or Awardee's employer or any of their respective representatives, customers or vendors, (E) any other misdemeanor involving moral turpitude, or (F) any other felony; (vi) alcohol or drug abuse by the Awardee; or (v) any other event or circumstance that constitutes cause for termination of an employee under Applicable Law and is not described in another clause of this subsection; provided, however, that termination for Cause shall not be considered present unless the same has been determined by the SGRP Compensation Committee in their sole and absolute discretion.

(k)    "Charter" shall mean, as and to the extent applicable, the By-Laws of the Corporation, as amended, the charter of the Compensation Committee or other committee comprising the Compensation Committee, as amended, and all resolutions of the Board, Compensation Committee or such other committee having continuing effect.

(l)    "Code" shall mean the Internal Revenue Code of 1986, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(m)    "DEGCL" shall mean the General Corporation Law of the State of Delaware, as amended.

(n)    "DEUCC" shall mean Article 8 of the Uniform Commercial Code of the State of Delaware, as amended.

(o)    "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

(p)    "Exchange Rules" shall mean the charter or other organizational or governance document or listing or other requirements of the applicable national securities exchange or market on which SGRP's stock is listed or quoted (currently Nasdaq), or any other applicable self-regulatory or governing body or organization, and the rules and regulations promulgated thereunder, as the same may be adopted, supplemented, modified, amended or restated from time to time or any corresponding or succeeding rule, regulation or provision.

(q)    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(r)    "Fair Market Value" shall mean the fair market value of a share of Common Stock on any day that shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; or (ii) if the principal market for the Common Stock is not a national securities exchange, the average of the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i) and (ii) of this subsection are all inapplicable because the Corporation's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with the provisions of the Code, ERISA, Securities Law, Exchange Rules and Accounting Standards applicable to the relevant Awards.

(s)    "ISOs" shall mean incentive stock options within the meaning of Section 422 of the Code.

(t)    "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Awardee with respect to an Award granted under this Plan.

(u)    "Parent" shall mean a "parent corporation" within the meaning of Section 424(e) of the Code.

(v)    "Period of Restriction" shall mean the period during which RSUs are restricted, pursuant to Section 8 herein.

(a)    "Retires" and "Retirement" shall mean, subject to Section 4 of this Plan), the voluntary termination by an Awardee of such person's status as a director (whether or not an employee), officer (whether or not an employee), employee or consultant to any SGRP Company or SGRP Consultant, in each case so long as: (i) such person shall be at least 65 years of age or such younger age as (A) may be specifically provided for retirement in the applicable Contract or Awardee's written employment, consulting, retirement or termination contract, or (B) the Administrators in their discretion may recommend to the board for board approval in any particular case or class of cases; and (ii) such person shall not be employed full time by anyone else except as (A) may be otherwise specifically permitted following retirement in the applicable Contract or Awardee's written employment or consulting or termination contract, or (B) the Administrators in their discretion may permit in any particular case or class of cases.

10

(w)    "Securities Act" shall mean the Securities Act of 1933, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(x)    "Securities Exchange Act" shall mean the Securities Act of 1934, as amended, and any and all rules and regulations promulgated thereunder and then in effect.

(y)    "Securities Law" shall mean the Securities Act, the Securities Exchange Act, the Sarbanes-Oxley Act of 2002, as amended, any "blue sky" or other applicable federal or state securities law, or any other comparable law of any applicable jurisdiction, as amended and any and all rules and regulations promulgated thereunder and then in effect,.

(z)    "SGRP Board" shall mean the Board of Directors of SGRP.

(aa)    "SGRP By-Laws" shall mean the By-Laws of SGRP, including (without limitation) the charters of the SGRP Audit Committee, SGRP Compensation Committee and the SGRP Governance Committee, as the same may have been and hereafter may be adopted, supplemented, modified, amended or restated from time to time in the manner provided therein.

(bb)    "SGRP Committee" shall mean the SGRP Board's Audit Committee, the SGRP Board's Compensation Committee, the SGRP Board's Governance Committee or any other committee of the SGRP Board established from time to time, as applicable.

(cc)    "SGRP Company" shall mean SGRP, any Parent of SGRP, or any direct or indirect Subsidiary of SGRP. The subsidiaries of SGRP at the referenced date are listed in Exhibit 21.1 to SGRP's most recent Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (a copy of which can be viewed at the Corporation's website (www.SMFinc.com) under the tab/sub-tab of Investor Relations/SEC Filings).

(dd)    "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

26.    Construction, Interpretation, Headings, Etc. In this Plan and each Award granted and Contract executed hereunder: (a) the meaning of each capitalized term or other word or phrase defined in singular form also shall apply to the plural form of such term, word or phrase, and vice versa; each singular pronoun shall be deemed to include the plural variation thereof, and vice versa; and each gender specific pronoun shall be deemed to include the neuter, masculine and feminine, in each case as the context may permit or required; (b) any bold text, italics, underlining or other emphasis, any table of contents, or any caption, section or other heading is for reference purposes only and shall not affect the meaning or interpretation of this Plan; (c) the word "event" shall include (without limitation) any event, occurrence, circumstance, condition or state of facts; (d) this Plan includes each schedule and exhibit hereto, all of which are hereby incorporated by reference into this Plan, and the words "hereof", "herein" and "hereunder" and words of similar import shall refer to this Plan (including all schedules and exhibits hereto) and the applicable statement(s) of work as a whole and not to any particular provision of any such document; (e) the words "include", "includes" and "including" (whether or not qualified by the phrase "without limitation" or the like) shall not in any way limit the generality of the provision preceding such word, preclude any other applicable item encompassed by the provision preceding such word, or be deemed or construed to do so; (f) unless the context clearly requires otherwise, the word "or" shall have both the inclusive and alternative meaning represented by the phrase "and/or"; (g) each reference to any ethics code, financial or reporting control or governing document or policy of SGRP adopted or implemented from time to time or the Awardee's employer shall include those of each SGRP Company, any Securities Law or Exchange Rules, or other Applicable Law, whether generically or specifically, shall mean the same as then in effect; and (h) each provision of this Plan and each Award granted and Contract executed hereunder shall be interpreted fairly as to as to all parties and persons irrespective of the primary drafter of such provision.

27.    Recovery of Compensation in Connection with Financial Restatement or Corporation Policy. Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Corporation is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law or any ethics code, financial or reporting control or governing document or policy of SGRP adopted or implemented from time to time, and if such non-compliance is the result of material misconduct or other fault of grantee, a grantee shall be required to reimburse the Corporation for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with Applicable Law and any ethics code, financial or reporting control or governing document or policy of SGRP adopted or implemented from time to time.

28.    Entire Understanding. This Plan and each Award granted and Contract executed hereunder contain all provisions applicable to the applicable Award and Contract and the entire understanding of the parties with respect thereto and supersede and completely replace all prior and other provisions, promises, assurances and other agreements and understandings (whether written, oral, express, implied or otherwise) among the parties with respect to the matters contained in this Plan and such Award and Contract. Except as otherwise provided in this Plan: this Plan supersedes and completely replaces all earlier versions of this Plan (including the 2020 Plan, 2018 Plan, 2008 Plan, 2000 Plan and 1995 Plan) and applies to all Awards made under the Plan after the original Effective Date; and this Plan supersedes and completely replaces the 2020 Plan, 2018 Plan, 2008 Plan, 2000 Plan and 1995 Plan such that no further Awards shall be made thereafter under the 2020 Plan, 2018 Plan, 2008 Plan, 2000 Plan or 1995 Plan on or after the Effective Date, but this Plan does not modify the administration of, or any of the Continuing Awards or existing Contracts outstanding under, the 2020 Plan, 2018 Plan, 2008 Plan, 2000 Plan or 1995 Plan, except that those Continuing Awards may be modified as provided in Section 11, 12 and 17 hereof as if they were Awards and Contracts hereunder to the extent the provisions respecting adverse modifications in those plans are not violated by such modification.

11

SPAR Group, Inc. VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/SGRP** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/SGRP

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2021 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 5 and 1 YEAR on Proposal 4.

1. Election of Directors:

	For	Against	Abstain
01 - Michael R. Matacunas	☐	☐	☐
02 - Robert G. Brown	☐	☐	☐
03 - William H. Bartels	☐	☐	☐
04 - James R. Brown, Sr.	☐	☐	☐
05 - Peter W. Brown	☐	☐	☐
06 - Panagiotis N. Lazaretos	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. ADVISORY VOTE ON WHETHER THE CORPORATION SHOULD REQUEST AN ADVISORY VOTE FROM ITS STOCKHOLDERS RESPECTING COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY ONE, TWO OR THREE YEARS	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 5 0 2 7 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03HPVC

The 2021 Annual Meeting of Shareholders of SPAR Group, Inc. will be held on
August 12, 2021 at 12:00 pm, Eastern Time, virtually via the internet at https://meetings.computershare.com/M2Y6DF5.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SGRP

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SPAR Group, Inc.

Notice of 2021 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for 2021 Annual Meeting — August 12, 2021

The undersigned hereby appoints Michael R. Matacunas and Fay F. DeVriese, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of June 16, 2021, the record date with respect to this solicitation, at the 2021 Annual Meeting of Shareholders of the Corporation to be held virtually via the internet at https://meetings.computershare.com/M2Y6DF5, beginning at 12:00 pm, Eastern Time, on Thursday, August 12, 2021, and at any postponements and adjournments thereof (the "2021 Annual Meeting"), upon the matters stated on the reverse side.

TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW AND SGRP'S BY-LAWS (TO THE EXTENT NOT INCONSISTENT WITH APPLICABLE LAW), THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED, OR WHEN REGISTERED, COMPLETED, AUTHENTICATED AND SUBMITTED IF BY TELEPHONE OR INTERNET) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS PROVIDED BELOW.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2021 Annual Meeting, including and adjournments thereof.

The Board of directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 5 and 1 YEAR on Proposal 4.

(Items to be voted appear on reverse side)

All proxies that are properly completed and submitted will be voted in accordance with the directions made thereon or, in the absence of directions for any item (other than an abstention), this proxy will be voted for the nominees named in the Proposal 1, FOR proposal 2 and 3, FOR "One Year" in Proposal 4, and FOR Proposal 5.

SPAR Group, Inc. VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2021 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 5 and 1 YEAR on Proposal 4.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Michael R. Matacunas	☐	☐	☐	02 - Robert G. Brown	☐	☐	☐	03 - William H. Bartels	☐	☐	☐
04 - James R. Brown, Sr.	☐	☐	☐	05 - Peter W. Brown	☐	☐	☐	06 - Panagiotis N. Lazaretos	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. ADVISORY VOTE ON WHETHER THE CORPORATION SHOULD REQUEST AN ADVISORY VOTE FROM ITS STOCKHOLDERS RESPECTING COMPENSATION OF THE NAMED EXECUTIVE OFFICERS EVERY ONE, TWO OR THREE YEARS	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

1 U P X 5 0 2 7 1 1

03HPVC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SPAR Group, Inc.

Notice of 2021 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for 2021 Annual Meeting — August 12, 2021

The undersigned hereby appoints Michael R. Matacunas and Fay F. DeVriese, acting individually or together, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote all shares of Common Stock of SPAR Group, Inc. (the "Corporation"), held of record by the undersigned as of June 16, 2021, the record date with respect to this solicitation, at the 2021 Annual Meeting of Shareholders of the Corporation to be held virtually via the internet at https://meetings.computershare.com/M2Y6DF5, beginning at 12:00 pm, Eastern Time, on Thursday, August 12, 2021, and at any postponements and adjournments thereof (the "2021 Annual Meeting"), upon the matters stated on the reverse side.

TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW AND SGRP'S BY-LAWS (TO THE EXTENT NOT INCONSISTENT WITH APPLICABLE LAW), THIS PROXY (WHEN PROPERLY EXECUTED AND DELIVERED, OR WHEN REGISTERED, COMPLETED, AUTHENTICATED AND SUBMITTED IF BY TELEPHONE OR INTERNET) WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS PROVIDED BELOW.

The signor hereby revokes all proxies heretofore given by the signor to vote at the 2021 Annual Meeting, including and adjournments thereof.

The Board of directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 5 and 1 YEAR on Proposal 4.

(Items to be voted appear on reverse side)

All proxies that are properly completed and submitted will be voted in accordance with the directions made thereon or, in the absence of directions for any item (other than an abstention), this proxy will be voted for the nominees named in the Proposal 1, FOR proposal 2 and 3, FOR "One Year" in Proposal 4, and FOR Proposal 5.